UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant	Filed by a Party other than the Registrant

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Definitive Proxy Statement
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Soliciting Material under §240.14a-12

DIGITAL REALTY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGITAL REALTY

2020 PROXY STATEMENT

Notice of 2020 Annual Meeting of Stockholders

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the Annual Meeting) of Digital Realty Trust, Inc., a Maryland corporation (the Company), to be held on June 8, 2020, at 9:30 a.m. PDT, at 4 Embarcadero Center, Third Floor, Promenade Level conference center (Hopkins Room), San Francisco, CA 94111.

The purposes of this year’s Annual Meeting are to:

(i)	consider and vote upon the election of Laurence A. Chapman, Alexis Black Bjorlin, Michael A. Coke, VeraLinn Jamieson, Kevin J. Kennedy, William G. LaPerch, Jean F.H.P. Mandeville, Afshin Mohebbi, Mark R. Patterson, Mary Hogan Preusse and A. William Stein as members of the Company’s Board of Directors, each to serve until the 2021 Annual Meeting of Stockholders and until a successor for each is duly elected and qualifies;

(ii)	consider and vote upon ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

(iii)	consider and vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as more fully described in the accompanying Proxy Statement (say-on-pay); and

(iv)	transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The accompanying Notice of 2020 Annual Meeting of Stockholders and Proxy Statement describe these matters. We urge you to read this information carefully.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. If you choose not to attend and vote at the Annual Meeting in person, you may authorize your proxy via the Internet, by telephone or, if you are receiving a paper copy of the Proxy Statement, by completing and mailing a proxy card. Authorizing your proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the Annual Meeting. Please review the instructions contained in the Notice of Internet Availability of Proxy Materials or proxy card regarding each of these options.

Sincerely,

A. William Stein

Chief Executive Officer

April 29, 2020

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Notice of 2020 Annual Meeting of Stockholders

TO THE STOCKHOLDERS OF DIGITAL REALTY TRUST, INC.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the Annual Meeting) of Digital Realty Trust, Inc., a Maryland corporation (the Company), will be held at the date, time and location below:

Monday, June 8, 2020
9:30 am PDT
4 Embarcadero Center, Third Floor
Promenade Level conference center (Hopkins Room)
San Francisco, CA 94111

The Annual Meeting will be held for the following purposes:

1.	To elect Laurence A. Chapman, Alexis Black Bjorlin, Michael A. Coke, VeraLinn Jamieson, Kevin J. Kennedy, William G. LaPerch, Jean F.H.P. Mandeville, Afshin Mohebbi, Mark R. Patterson, Mary Hogan Preusse and A. William Stein as members of the Company’s Board of Directors (the Board) each to serve until the 2021 Annual Meeting of Stockholders and until a successor for each is duly elected and qualifies;
2.	To ratify KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020;
3.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as more fully described in the accompanying Proxy Statement (say-on-pay); and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR VOTE IS IMPORTANT. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU CHOOSE NOT TO ATTEND AND VOTE AT THE ANNUAL MEETING IN PERSON, YOU MAY AUTHORIZE YOUR PROXY.

IMPORTANT NOTE: Because of the uncertainties surrounding the impact of COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance of the Annual Meeting, and details on how stockholders can participate will be set forth in a press release issued by the Company and available at investor.digitalrealty.com.

How to authorize your proxy:

If you are viewing the Proxy Statement on the Internet, you may authorize your proxy electronically via the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials mailed to you and the instructions listed on the Internet site.
If you receive a paper copy of the Proxy Statement, you may authorize your proxy by completing and mailing the proxy card enclosed with the Proxy Statement, or you may authorize your proxy electronically via the Internet or by telephone by following the instructions on the proxy card.
If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Notice of Internet Availability of Proxy Materials provided by that firm to determine whether and how you will be able to authorize your proxy by telephone or over the Internet.

Authorizing a proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the Annual Meeting.

The Board has fixed the close of business on April 20, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement(s) or adjournment(s) thereof.

San Francisco, California
Dated: April 29, 2020	By Order of Our Board of Directors,

Joshua A. Mills

Secretary

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Proxy Summary

This summary highlights some of the topics discussed in this Proxy Statement. It does not cover all of the information you should consider before voting, and you are encouraged to read the entire Proxy Statement before casting your vote.

General Information

Meeting:	Annual Meeting of Stockholders	Stock Symbol:	DLR

Date:	Monday, June 8, 2020	Exchange:	New York Stock Exchange

Time:	9:30 a.m. PDT

Location:	4 Embarcadero Center, Third Floor	State of Incorporation:	Maryland
	Promenade Level conference center	Public Company Since:	2004
(Hopkins Room)
San Francisco, CA 94111

Record Date:	April 20, 2020	Common Stock Outstanding:	268,211,427 shares as of April 20, 2020
Corporate Website: www.digitalrealty.com

Investor Relations Website: investor.digitalrealty.com

The information found on, or otherwise accessible through, our website is not incorporated by reference into, nor does it form a part of, this Proxy Statement.

Voting Items and Board Recommendations

			Page
Proposal 1	Election of Director Nominees	FOR each Director Nominee	21
Proposal 2	Ratification of KPMG as our Independent Accounting Firm for 2020	FOR	39
Proposal 3	Advisory Vote on Compensation of Named Executive Officers (Say-on-Pay)	FOR	74

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Directors

We believe our Board membership is both balanced and diverse in experience, qualifications, attributes, skills, professional background, areas of expertise and perspectives and that the range of tenures of our directors (shown below) creates a synergy between institutional knowledge and new perspectives.

For more information about our Board, please see “Item 1. Election of Directors”.

				Committee Membership*
						Nominating
		Years on				and Corporate
Name	Age	Board	Independent	Audit	Compensation	Governance
Laurence A. Chapman	70	15
Alexis Black Bjorlin	46	<1
Michael A. Coke	52	3
VeraLinn Jamieson	59	<1
Kevin J. Kennedy	64	7
William G. LaPerch	64	7
Jean F.H.P. Mandeville	60	<1
Afshin Mohebbi	57	4
Mark R. Patterson	59	4
Mary Hogan Preusse	51	3
Dennis E. Singleton	75	15
A. William Stein	66	5

= Chairman of the Board	= Committee Chair	= Member
*	Committee membership as of the date of this Proxy Statement. Committee memberships will be modified in May 2020.
Under our Corporate Governance Guidelines, no director may stand for election to the Board beginning in the calendar year in which such director has his or her 76th birthday. Dennis E. Singleton will have his 76th birthday this year and, accordingly, is not standing for re-election to the Board. Mr. Singleton’s term on the Compensation Committee and the Nominating and Corporate Governance Committee will expire in May 2020 and his term on the Board will expire at the Annual Meeting, and immediately following the expiration of such term the size of the Board will be reduced to eleven members.

Board of Directors Experience
• Capital markets	• Executive leadership	• Mergers/acquisitions	• Risk oversight/management
• Colocation/interconnection	• Finance and accounting	• Military	• Sales/marketing
• Corporate governance	• International	• Public company boards	• Strategy
• Cybersecurity	• Legal	• Real estate/REITs	• Technology/telecommunications

For more information about the qualifications and experience of each of our directors, please see the “Director Qualifications and Experience” table on page 36.

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We are committed to diversity, and in February 2019, our Nominating and Corporate Governance Committee and the Board amended our Corporate Governance Guidelines to clarify that the Nominating and Corporate Governance Committee will ensure that it includes, and request that any search firm that it engages include, candidates with diversity of race, ethnicity and gender in the pool from which the Nominating and Corporate Governance Committee selects director candidates.

As a corporate governance best practice, our Nominating and Corporate Governance Committee annually considers the composition of our Board and standing Board committees to ensure an appropriate balance and a diversity of perspectives. In 2020, the Nominating and Corporate Governance Committee recommended, and the Board approved, the addition of Alexis Black Bjorlin and VeraLinn Jamieson and, in connection with the Company’s combination with InterXion Holding N.V., or the InterXion combination, Jean F.H.P. Mandeville, to the Board. In 2020, the Nominating and Corporate Governance Committee also recommended, and the Board approved, changes to the composition of the Board committees to maintain balance and ensure fresh perspectives. See “Board Committees” for additional details.

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Governance Highlights

Strong Corporate Governance Practices

We are committed to maintaining strong corporate governance practices. Over the years, we have implemented corporate governance best practices and improvements as highlighted below.

Separate Independent Chairman and Chief Executive Officer	Board orientation and continuing education program

All of our directors stand for election each year	Codes of conduct for directors, employees and vendors

Majority voting standard for director elections	Anti-hedging and anti-pledging policy

10 of 11 directors standing for re-election are independent	Executive and director stock ownership guidelines

Executive sessions of Independent Directors	No poison pill

4 audit committee financial experts	Proxy access

Annual Board and Committee self-evaluations	Award-winning commitment to sustainability

Oversight of risk by the Board	Commitment to our communities

Governance Timeline and Improvements

Strategy and Our Board

We believe it is important to the success of our Company that our Board review the Company’s strategic framework and direction. On an annual basis, our Board meets with members of the senior management team to consider our current and future, and to review our previous, strategies to meet our corporate objectives designed to maximize long-term stockholder value.

Investor Outreach

Our relationship with our stockholders and investors is a critical component of our Company’s success. We value the outlook and opinions of our investors and regularly engage in participatory events in many of our major metro areas. In 2019, we participated in 14 investor conferences, with a total of more than 175 separate meetings with over 375 investors and analysts. We also hosted 22 property tours across 11 metro areas for over 130 investors.

For information about how to contact Investor Relations, please see the section below entitled “Stockholder and Interested Party Communications with the Board”.

Political Contributions

The Board has determined that participation in the public policy process is an important and essential way to enhance stockholder value. Subject to appropriate oversight and controls, the Company engages with federal, state, and local governments in the U.S. and around the world on public policy issues that are essential to our business. We adopted a Board policy that provides a governance framework for our participation in government affairs. This policy requires that any interactions with public entities and state and local government officials comply with federal and local laws and the highest standards of ethics and good corporate governance.

We believe in transparency in our political and policy activities and file lobbying disclosure reports wherever we are required to do so based on the activities of our employees and vendors. In 2019, Digital Realty did not make any political contributions that required disclosure, nor has it experienced any significant controversies, fines or litigation related to its political activities.

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Environmental, Social and Governance Matters

Our Communities

We are committed to supporting the communities in which we operate. Our programs include:

•	Community Involvement. In 2019, we continued our commitment to our DO BETTER TOGETHER program, supporting community engagement and volunteerism globally.
Career day with Northern Virginia Community College
Fundraising with the American Heart Association’s Greater Washington Heart Walk
Volunteering and supporting Operation Backpack
Bike rides to support free bicycle education programs
Retirement home events and activities

In 2019, the Commonwealth of Virginia recognized us as a Virginia Values Veterans (V3) Program Certified Company for our commitment to recruiting, hiring, training and retaining veterans and service members of the Army National Guard and Reserve.

•	Corporate Giving Program. In 2019, Digital Realty began a corporate giving program and donated to organizations that align with our company-wide areas of philanthropic focus: sustainability, disaster recovery and STEM education.
The Company also donated to various charitable organizations that benefit the communities in which our data centers reside, including relief funds for wildfires in Northern California.
•	Donate 8 Program. We encourage our employees to participate in volunteer activities through our Donate 8 Program, which grants paid time off each year for the purpose of volunteering for eligible organizations. In 2019, our employees collectively volunteered for a total of 521 hours in their communities under this program.
•	Matching Gifts Program. We encourage our employees and directors to give back to the community by matching their contributions to eligible charitable organizations through our Matching Gifts Program. In 2019, the Company matched employee and director donations to 138 charitable organizations.

In April 2020, we announced that we are undertaking a $1,000,000 philanthropic effort to help support COVID-19 relief efforts in the communities we operate in globally, including donations to global and local charitable organizations.

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The Digital Realty Women’s Leadership Forum (WLF) was founded in March 2018 with the purpose of powering our ambitions by promoting a diverse and inclusive network to grow and deliver the next wave of digital innovation. WLF provides opportunities to collaborate with, mentor and seek input to support professional and career development. It is spearheaded by women across the company to provide a space for all women colleagues to participate and collaborate with each other.

WLF sponsors internal and external events that support career development and advancement, mentoring, collaboration and community involvement. WLF is supported by the Company’s executive leadership and the Board with executive and Board sponsors.

In 2019, WLF sponsored internal webinars and events, including:

Launching a Company-wide educational webinar program covering topics relevant to our business and industry
Global events with external speakers of interest
Regional sessions, including local “Lunch/Learn” events, supporting professional development, such as public speaking and self-branding skills

In 2019, WLF organized and participated in community events globally, including:

Career mentoring with a San Francisco non-profit organization that partners with high school-aged young women of color from under-resourced communities
Charity events from Ashburn to Singapore supporting local women’s shelters and homeless shelters

DIGIT REAL
foundation
digital am

Data Center Solutions

digital ns

L REALTY

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Sustainability Highlights

Sustainability Program

We seek to lead the global data center industry in sustainable environmental performance and remain committed in our efforts to build and operate data centers that minimize impact on the environment. We manage our data centers to offer high levels of operational efficiencies for our customers, and we benchmark and certify eligible data centers in accordance with energy efficiency and green building rating standards, including the U.S. Environmental Protection Agency’s ENERGY STAR®, U.S. Green Building Council’s LEEDTM, and BRE’s BREEAM programs. We have developed solutions to help our customers efficiently utilize energy and water, and to support their efforts to procure renewable energy.

Achievements in 2019

We added four new LEED Gold and one new BREEAM Excellent certified data centers to our green building portfolio.
We received EPA ENERGY STAR for Data Centers certifications for 29 sites in the U.S., demonstrating excellence in energy efficiency.
We announced a 50 MW solar virtual power purchase agreement in Virginia, bringing our total new solar and wind power purchase agreements under contract to 324 MW. We also enrolled in a green tariff program to supply our data center development in Hillsboro, Oregon with renewable energy.
We issued green bonds with total gross proceeds of approximately €1.08 billion, the data center industry’s first Euro-denominated green bonds. Proceeds were allocated to support 19 eligible projects, including the development of six sustainable data centers, 11 energy conservation projects and two renewable energy projects. We are the largest REIT issuer of green bonds.

Inaugural Environmental Social & Governance Report

In 2019, we released our inaugural corporate Environmental, Social, and Governance (ESG) report. This report was prepared in accordance with the Global Reporting Initiative (GRI) Standards and obtained third-party assurance. It provides a deep-dive look at the Company’s efforts to more deeply integrate sustainable practices into traditional business functions, engage more deeply with employees and the communities where we operate, and ensure we are meeting our customers’ needs, capturing savings and generating revenue from sustainable activities. A copy of our ESG report is available at digitalrealty.com/about/ sustainability.

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Sustainability Awards and Recognition

LEADER IN THE LIGHT SUSTAINABILITY ACHIEVEMENT For the third consecutive year, we received Nareit’s 2019 data center “Leader in the Light” award, representing superior environmental efforts

GRESB GREEN
STAR RANKING

We received an A score from the Global Real Estate Sustainability Benchmark (GRESB) Public Disclosure in 2019, representing our excellence in environmental, social and governance business practices, and a Green Star rating from the GRESB Real Estate Assessment.

CDP A- SCORE In 2019, we received a score of A- from CDP, a leading global environmental disclosure system.

ENERGY STAR
PARTNER

Digital Realty became the first data center partner to receive the U.S. Environmental Protection Agency’s ENERGY STAR Partner of the Year Award for its ENERGY STAR certification efforts in 2019 and commitment to measuring and improving the energy efficiency of our data centers.

#11 ON TOP 30 TECH
AND TELECOM LIST

We are ranked #11 on the EPA’s Top 30 Tech and Telecom list of the largest green power users. We are also ranked #28 on the EPA’s National Top 100 list of green power users.

FTSE4GOOD INDEX
SERIES INCLUSION

Digital Realty is a constituent of the FTSE4Good Index Series. The FTSE4Good Index evaluates companies on their Environmental, Social and Governance practices and includes companies that meet globally recognized corporate responsibility standards.

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Compensation Highlights

Our executive compensation program is designed to attract, retain and motivate experienced and talented executives who can help the Company to maximize stockholder value. We believe that we maintain a competitive compensation program that incorporates strong governance practices. The Company’s compensation best practices are highlighted below.

We pay for performance
We utilize multiple performance measures across various performance periods

We balance short-term and long-term incentives
Annual incentive bonus and long-term equity awards comprise a significant portion of executive officers’ compensation opportunity

We align compensation with stockholders’ interests
A substantial majority of our named executive officers’ compensation is tied to total stockholder return performance

We target outperformance
Target payouts for our performance-based equity awards aren’t achieved unless we match or outperform the REIT industry

We do not have tax gross-ups
We do not provide tax gross-ups on any severance, change-in-control or other payments related to executive terminations

We do not allow uncapped payouts
We have a defined compensation program that does not allow for uncapped bonus payouts

Richardson, Texas

This facility is part of our 69-acre Digital Dallas data center campus, which is served by diverse substation feeders to our dedicated privately owned substation.

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Performance Highlights

In the past few years, we have focused on growing our operations organically and through strategic transactions, as well as through improved leasing, asset management and marketing activities, improving our balance sheet, strategically accessing the capital markets and focusing on our organizational development. More recently, the Company has focused on its product strategy, investing in strategic initiatives to complement its existing portfolio in order to attract a wider base of customers, and organizational structuring to support these new strategies and initiatives as well as the continued growth of the Company. Accomplishments in 2019 included the following:

Sources: Bloomberg, SNL and Factset. As of December 31, 2019.

(1)	Total enterprise value calculated as the market value of common equity, plus liquidation value of preferred equity and total debt at balance sheet carrying value.
(2)	The market value of common equity is based on the closing stock price on December 31, 2019 and assumes 100% redemption of the limited partnership units in our Operating Partnership, including common units and vested and unvested long-term incentive units, for shares of our common stock. Excludes shares of common stock potentially issuable upon conversion of our series C, series G, series I, series J, series K, and series L cumulative redeemable preferred stock upon certain change of control transactions, as applicable.
(3)	US REITS within the MSCI REIT Index as of December 31, 2019. Ranked by market capitalization as of December 31, 2019.

With the closing of the InterXion combination in March 2020, the following provides an overview of the combined company:

Sources: Bloomberg, SNL and Factset. As of March 31, 2020.

(1)	Total enterprise value calculated as the market value of common equity, plus liquidation value of preferred equity and total debt at balance sheet carrying value.
(2)	The market value of common equity is based on the closing stock price on March 31, 2020 and assumes 100% redemption of the limited partnership units in our Operating Partnership, including common units and vested and unvested long-term incentive units, for shares of our common stock. Excludes shares of common stock potentially issuable upon conversion of our series C, series G, series I, series J, series K, and series L cumulative redeemable preferred stock upon certain change of control transactions, as applicable.
(3)	US REITS within the MSCI REIT Index as of March 31, 2020. Ranked by market capitalization as of March 31, 2020.

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Amsterdam Data Tower

This building sits at the heart of one of the key connectivity hubs in the world, providing access to over 120 networks. It features innovative groundwater cooling and heat sink capabilities that add to the building’s sustainable footprint.

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Proxy Statement

Information Concerning Voting and Solicitation

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the Board) of Digital Realty Trust, Inc., a Maryland corporation (the Company), of proxies to be exercised at the 2020 Annual Meeting of Stockholders, (the Annual Meeting) to be held on Tuesday June 8, 2020, at 9:30 a.m. PDT, or at any postponement(s) or adjournment(s) thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of 2020 Annual Meeting of Stockholders. Proxies are solicited to give all stockholders of record at the close of business on April 20, 2020 (the Record Date) an opportunity to vote on matters properly presented at the Annual Meeting. The Annual Meeting will be held at Four Embarcadero Center, Third Floor, Promenade Level conference center (Hopkins Room), San Francisco, CA 94111.

Pursuant to the rules of the United States Securities and Exchange Commission (the SEC), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (a Notice) to many of our stockholders of record, while brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice. All stockholders will have the ability to access proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. We intend to make this Proxy Statement available on the Internet on or about April 29, 2020 and to mail the Notice to all stockholders entitled to vote at the Annual Meeting on or about April 29, 2020. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials on or about April 29, 2020 or within three business days of such request.

IMPORTANT NOTE: Because of the uncertainties surrounding the impact of COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance of the Annual Meeting, and details on how stockholders can participate will be set forth in a press release issued by the Company and available at investor.digitalrealty.com.

Who Can Vote

You are entitled to vote if you were a stockholder of record of the Company’s Common Stock, par value $0.01 per share (the Common Stock), as of the close of business on the Record Date. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Quorum

A majority of the outstanding shares of Common Stock as of the close of business on the Record Date represented in person or by proxy will constitute a quorum at the Annual Meeting. As of the close of business on the Record Date, 268,211,427 shares of Common Stock were outstanding.

Voting of Shares

Stockholders of record as of the close of business on the Record Date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting.

If you choose to attend the Annual Meeting, you may vote in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

If you choose not to attend the Annual Meeting, you may vote by authorizing your proxy via the Internet, by telephone or by mailing a proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

YOUR VOTE IS IMPORTANT.

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Proxy Card and Revocation of Proxy

If you sign a proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders in accordance with the recommendations of the Board.

In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any postponement(s) or adjournment(s) thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.

If you vote your shares by authorizing a proxy, you may revoke your proxy authorization at any time before it is voted at the Annual Meeting. You may revoke your proxy by:

•	Sending a written notice of revocation to the Company’s Secretary at the Company’s principal executive office at Four Embarcadero Center, Suite 3200, San Francisco, CA 94111.
•	Delivering by mail, by telephone, via the Internet or in person a duly executed proxy bearing a later date.
•	Attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker “non-votes” will be counted as present for purposes of determining a quorum. Abstentions and broker “non-votes” will not be counted as votes cast on any of the matters.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and chooses not to exercise or does not have discretionary authority to vote the shares on a particular matter because the matter is not routine under the New York Stock Exchange (NYSE) rules.

The election of the Board’s nominees named herein and the proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers are not routine matters under the NYSE rules. The selection of KPMG LLP as our independent registered public accounting firm is a routine matter under the NYSE rules and a nominee holding shares for a beneficial owner will have discretionary authority to vote on this proposal absent instructions from the beneficial owner.

Votes Needed to Approve Each Matter

	Proposal	Board Recommendation	Votes Required for Approval at Which Quorum is Present
1:	Election of Director Nominees	FOR	Affirmative vote of majority of votes cast for each director nominee
2:	Ratification of KPMG as Our Independent Accounting Firm for 2020	FOR	Affirmative vote of majority of votes cast
3:	Advisory Vote on Compensation of Named Executive Officers (Say-On-Pay)	FOR	Affirmative vote of majority of votes cast

Solicitation of Proxies

We will bear the entire cost of soliciting proxies. We may reimburse banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names for their expenses incurred in forwarding the solicitation materials to beneficial owners. Solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such services.

We have also retained Okapi Partners, an independent proxy solicitation firm, to assist in soliciting proxies on our behalf. We have agreed to pay Okapi Partners a fee of approximately $15,000, plus costs and expenses, for these services.

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Attendance at the Annual Meeting

In order to attend the Annual Meeting, you will need proof of ownership of our Common Stock as of the close of business on the Record Date. If you hold your shares in street name (such as through a bank, broker or other nominee), you should bring your statement showing your beneficial ownership of our Common Stock in order to be admitted to the Annual Meeting and you must obtain a proxy issued in your name from such bank, broker or other nominee if you wish to vote in person at the Annual Meeting.

NO PERSON IS AUTHORIZED ON BEHALF OF THE COMPANY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

Our principal executive office: Four Embarcadero Center, Suite 3200, San Francisco, CA 94111
Our telephone number: (415) 738-6500
Our website: www.digitalrealty.com*

References herein to the “Company” refer to Digital Realty Trust, Inc. and its subsidiaries, unless the context otherwise requires; and references herein to the “Operating Partnership” refer to Digital Realty Trust, L.P. and its subsidiaries.

The date of this Proxy Statement is April 29, 2020.

*	Website addresses referred to in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our website is not a part of this Proxy Statement.

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Jurong, Singapore

A Singapore BCA Green Mark Platinum Certified facility, this data center is also MAS Threat Vulnerability Risk Assessment (TVRA) compliant.

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ITEM 1.	Election of Directors

Under the Company’s charter and Eighth Amended and Restated Bylaws (Bylaws), each member of the Board serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal. Vacancies on the Board may be filled only by individuals elected by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the size of the Board) will serve for the remainder of the full term of the directorship and until such director’s successor is duly elected and qualifies, or until such director’s earlier death, resignation or removal.

Our Bylaws require that, in order to be elected in an uncontested election, a director receive a majority of votes cast by holders of the shares present in person or represented by proxy with respect to such director at a meeting at which a quorum is present. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes “against” that director. In a contested election (where a determination is made that the number of director nominees is expected to exceed the number of directors to be elected at a meeting), directors will be elected by a plurality of the votes cast, which means the eleven nominees who receive the largest number of properly cast votes will be elected as directors.

Any director who fails to be elected by a majority vote shall tender his or her resignation to the Board, subject to acceptance. The Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will then act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind its decision within 90 days from the date of the certification of election results. If the resignation is not accepted, the director will continue to serve until the next annual meeting and until the director’s successor is duly elected and qualifies. The director who tenders his or her resignation will not participate in the Board’s decision regarding whether to accept or reject such director’s resignation.

Each share of Common Stock is entitled to one vote for each of the eleven director nominees. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless instructed otherwise. If any nominee should become unavailable for election prior to the Annual Meeting, an event which currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board.

Under our Corporate Governance Guidelines, no director may stand for election to the Board beginning in the calendar year in which such director has his or her 76th birthday. Dennis E. Singleton, a current director, will have his 76th birthday this year and, accordingly, is not standing for re-election as a director at the Annual Meeting. Mr. Singleton’s term on the Board will expire at the Annual Meeting, and immediately following the expiration of such term the size of the Board will be reduced to eleven members.

Laurence A. Chapman, Alexis Black Bjorlin, Michael A. Coke, VeraLinn Jamieson, Kevin J. Kennedy, William G. LaPerch, Jean F.H.P. Mandeville, Afshin Mohebbi, Mark R. Patterson, Mary Hogan Preusse, and A. William Stein are all of our nominees for election to the Board. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected, and management has no reason to believe that any nominee will be unable to serve. The information below relating to each nominee for election as director has been furnished to the Company by each such individual.

VOTE REQUIRED: The affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect each of the director nominees standing for election.

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Nominees for Election for a One-Year Term Expiring at the 2021 Annual Meeting

The following section sets forth the names, ages and biographical summaries as of April 20, 2020 of the individuals who are our nominees for election as directors of the Company, all of whom are current directors of the Company.

Election of Directors

Laurence A. Chapman
Age: 70 Director Since: 2004 Chairman since: 2017 Vice Chairman: July 2016 to May 2017 Committees: None	Skills and Expertise • Finance and accounting • Real estate • Capital markets • Strategy	Education: • BCom - McGill University • MBA - Harvard Business School

Qualifications

Our Board selected Mr. Chapman to serve as a director because it believes he possesses valuable financial and accounting expertise, including experience at companies with extensive real estate interests and his extensive experience in his prior positions as Chief Financial Officer.

Professional Experience

•	Senior Vice President and Chief Financial Officer of Goodrich Corp., an aerospace company.
•	Senior Vice President and Chief Financial Officer of Rohr, Inc., an aerospace company.
•	Chief Financial Officer of Westinghouse Credit Corp. and Westinghouse Financial Services.
•	In his various leadership roles, Mr. Chapman has been responsible for accounting, treasury, tax, insurance, investor relations, financial planning and information technology functions as well as supervising various corporate finance, project finance and other financial departments.
•	Fellow of the Institute of Canadian Bankers.

Other Current Public Company Boards

•	None.

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A. William Stein
Age: 66 Director Since: 2014 Committees: None	Skills and Expertise • REIT and real estate • Technology • Finance and capital markets • Strategy	Education: • AB - Princeton University • JD - University of Pittsburgh • MS - Carnegie Mellon University

Qualifications

A. William Stein has served as our Chief Executive Officer and as a director since November 2014. Mr. Stein has over 30 years of investment, financial and operating management experience in both large company environments and small, rapidly growing companies. Prior to joining the Company, Mr. Stein provided turnaround management advice to both public and private companies. Mr. Stein also practiced law for eight years, specializing in financial transactions and litigation.

Professional Experience

•	Interim Chief Executive Officer of the Company from March 2014 to November 2014.
•	Chief Financial Officer of the Company from July 2004 until April 2015.
•	Chief Investment Officer of the Company from July 2004 until April 2014.
•	Co-Head of VentureBank@PNC and Media and Communications Finance at The PNC Financial Services Group.
•	President and Chief Operating Officer of TriNet Corporate Realty Trust, a real estate investment trust, that was acquired by Starwood Financial Trust (now called iStar Financial).
•	Executive Board of the National Association of Real Estate Investment Trusts (Nareit) since November 2015.
•	Current Chairman of Nareit.
•	Member of the Pennsylvania Bar Association and The Florida Bar.

Other Current Public Company Boards

•	Member of board of directors of Host Hotels and Resorts, Inc. (NYSE) since July 2017. Current member of audit committee and compensation committee of Host Hotels and Resorts. Inc.

Alexis Black Bjorlin
Age: 46 Director Since: 2020 Committees: None	Skills and Expertise • Technology • Sales/marketing • Executive leadership • Strategy	Education: • BS - Massachusetts Institute of Technology • PhD - UC Santa Barbara

Qualifications

Our Board selected Dr. Bjorlin to serve as a director because of her high technology management experience, including executive leadership experience at Fortune 500 companies.

Professional Experience

•	Senior Vice President and General Manager of the Optical Systems Division of Broadcom, Inc., a semiconductor manufacturing company, since February 2019.
•	Dr. Bjorlin was Vice President, Supply Chain at Google, Inc., a techonlogy company, from November 2018 to February 2019.
•	From November 2014 to November 2018, she served as Corporate VP and General Management, Data Center Connectivity Group at Intel, Inc., a semiconductor manufacturing company.

Other Current Public Company Boards

•	None.

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Michael A. Coke
Age: 52 Director Since: 2017 Committees: Audit, Nominating and Corporate Governance	Skills and Expertise • Finance and accounting • Real estate • Capital markets • Strategy	Education: • BA - California State University at Hayward

Qualifications

Mr. Coke was selected to serve as a director pursuant to the terms of our merger agreement with DuPont Fabros Technology, Inc. Our Board believes he possesses valuable financial and accounting expertise, including experience at companies with extensive real estate interests and his extensive experience in his prior positions as Chief Financial Officer and Chief Accounting Officer.

Professional Experience

•	Co-founded Terreno Realty Corporation, a REIT, and has served as its president and as a director since February 2010. Mr. Coke also served as its Chief Financial Officer from February 2010 until May 2013.
•	Co-founded and served as the Managing Partner of Terreno Capital Partners LLC, a real estate investment management firm and the predecessor to Terreno Realty Corporation.
•	Chief Financial Officer and Executive Vice President of AMB Property Corporation, a global developer and owner of industrial real estate focused on major hub and gateway distribution markets throughout North America, Europe and Asia, from January 1999 until May 2007. Also served as AMB’s Chief Accounting Officer from 1998 to 2006.
•	President and Chief Executive Officer of IAT Aviation Facilities Inc., a listed Canadian Income Trust.
•	Auditor with Arthur Andersen LLP from July 1990 to August 1997. Mr. Coke is a former certified public accountant.

Other Current Public Company Boards

•	Terreno Realty Corporation (NYSE): Member of board of directors.

VeraLinn “Dash” Jamieson
Age: 59 Director Since: 2020 Committees: None	Skills and Expertise • Technology • International • Risk management • Strategy	Education: • BS - West Virginia University • MS - National Defense University • MS - Embry Riddle University

Qualifications

Our Board selected Lt. Gen. Jamieson to serve as a director because it believes she possesses valuable expertise in data management, cloud technology, artificial intelligence and machine learning, including her over 37 years of government experience.

Professional Experience

•	Achieved the rank of Lieutenant General in the U.S. Air Force and prior to retiring in 2020, served as the Director of the U.S. Air Force’s Intelligence Surveillance, Reconnaissance and Cyber Effects enterprise, conducting operations for the Department of Defense.
•	She served as Deputy Chief of Staff for Intelligence, Surveillance and Reconnaissane from November 2016 to February 2019.
•	Prior to that, Lt. Gen. Jamieson served as the Deputy Commander, Joint Functional Component Command for ISR, U.S. Strategic Command, Washington, D.C. from April 2016 to November 2016.
•	From December 2013 to April 2016, she served as Director of Intelligence, Headquarters Air Combat Command, Joint Base Langley-Eustis, Virginia.
•	Member of the Beacon Global Strategies, LLC Board of Advisors since April 2020.

Other Current Public Company Boards

•	None.

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Kevin J. Kennedy
Age: 64 Director Since: 2013 Committees: Compensation (Chair)	Skills and Expertise • Communications • Technology • Executive leadership • Risk management	Education: • BS - Lehigh University • MS, MPhil and PhD - Rutgers University

Qualifications

Our Board selected Mr. Kennedy to serve as a director because it believes he possesses valuable expertise in the communications and technology industries, including extensive experience working with and leading public companies in these industries, as well as experience on the boards of directors of public companies.

Professional Experience

•	Chief Executive Officer of Quanergy Systems, Inc., a provider of LiDAR sensors and perception software solutions, since January 2020 and Chairman since October 2019.
•	Senior Managing Director at Blue Ridge Partners, a management consulting firm, since July 2018.
•	Prior to Blue Ridge Partners, Mr. Kennedy served as a consultant from October 2017 to July 2018.
•	President, Chief Executive Officer and a member of the board of directors of Avaya Inc., a global provider of real-time business collaboration and communications solutions, from December 2008 to October 2017. In January 2017, Avaya Inc. filed a Chapter 11 restructuring plan with the U.S. Bankruptcy Court for the Southern District of New York.
•	Chief Executive Officer of JDS Uniphase Corporation, a provider of optical communications products.
•	Member of the board of directors of the Canary Foundation, a non-profit organization.
•	Presidential Advisory Member of the National Security Telecommunications Advisory Committee.

Other Current Public Company Boards

•	KLA-Tencor Corporation (NASDAQ): Member of board of directors and chairman of the compensation committee.

William G. LaPerch
Age: 64 Director Since: 2013 Committees: Nominating and Corporate Governance (Chair)	Skills and Expertise • Colocation/interconnection • Communications • 2017 NACD Board Leadership Fellow • Recipient of CERT Certificate in Cybersecurity Oversight	Education: • BS - US Military Academy at West Point • MBA - Columbia University

Qualifications

Our Board selected Mr. LaPerch to serve as a director because it believes he possesses valuable expertise in the bandwidth, colocation, interconnection and communications industries, including extensive experience working with and leading public companies in these industries.

Professional Experience

•	Former Executive Chairman at Hylan Datacom, a construction services company in the communications infrastructure space, since July 2016.
•	Provided services to various private equity firms in the network, data center and cloud segments as a consultant with LaPerch Consulting.
•	Chief Executive Officer, President and a member of the board of directors at AboveNet, Inc., a provider of bandwidth infrastructure services.
•	President, Network Services and also President, Enterprise Services of Metromedia Fiber Network, a provider of metro fiber services.
•	Vice President, Network Services at MCI Worldcom, Inc., a global communications company.

Other Current Public Company Boards

•	Windstream Holdings, Inc.: Member of the board of directors and chairman of the compensation committee of., the parent company of Windstream Corporation, a provider of advanced network communications and technology solutions (NASDAQ Global Select Market). In February 2019, Windstream filed a Chapter 11 restructuring plan with the U.S. Bankruptcy Court for the Southern District of New York.

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Jean F.H.P. Mandeville
Age: 60 Director Since: 2020 Committees: Audit	Skills and Expertise • International • Technology • Telecommunications • Finance and capital markets	Education: • MS University Saint-Ignatius

Qualifications

Mr. Mandeville was selected to serve as a director pursuant to the terms of the InterXion combination agreement. Our Board believes he possesses valuable international, financial and industry expertise, including experience at companies in the technology industry and his extensive experience in his prior positions as Chief Financial Officer.

Professional Experience

•	Former member of the board of directors of InterXion Holding N.V. since January 2011, and from June 2015 to March 2020 served as its chairman of the board.
•	Chief Financial Officer and board member of MACH S.á.r.l. from October 2008 to December 2010.
•	Executive Vice President and Chief Financial Officer of Global Crossing Holdings Ltd/Global Crossing Ltd from February 2005 to September 2008. He was responsible for all financial operations.
•	Chief Financial Officer of Singapore Technologies Telemedia Pte. Ltd./ST Telemedia.
•	Senior level executive positions at British Telecom Plc covering all sectors of the telecommunications market, including wireline, wireless and multimedia, in Europe, Asia and the Americas.
•	Senior Consultant with Coopers & Lybrand, Belgium.

Other Current Public Company Boards

•	None.

Afshin Mohebbi
Age: 57 Director Since: 2016 Committees: Audit (Chair)	Skills and Expertise • Finance • Telecommunications • Technology • International	Education: • BS - UC Irvine • MBA - UC Irvine

Qualifications

Our Board selected Mr. Mohebbi to serve as director because it believes he possesses valuable financial and industry experience in the telecommunications industry, including extensive experience working with and leading companies in the telecommunications industry.

Professional Experience

•	Senior advisor to TPG Capital, focusing on technology and telecom investments globally.
•	Investor in and advisor to a number of start-up technology firms through his own investment business.
•	President and Chief Operating Officer of Qwest Communications International Inc., where he oversaw core operations, including the global network and market-facing units, as well as the yellow pages, data center, hosting and wireless divisions.
•	Senior level executive positions at British Telecom Plc., SBC Communications and Pacific Bell.

Other Current Public Company Boards

•	Member of the board of directors and a member of the audit committee and nominating and corporate governance committee for Dish Networks, a direct broadcast satellite provider service (NASDAQ).

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Mark R. Patterson
Age: 59 Director Since: 2016 Committees: Audit, Compensation	Skills and Expertise • Finance • Real estate • REIT • International	Education: • BBA - College of William and Mary • MBA - University of Virginia

Qualifications

Our Board selected Mr. Patterson to serve as a director because it believes he possesses valuable financial and real estate industry expertise, including extensive experience working with public companies in the real estate industry, as well as experience on the boards of directors of public companies.

Professional Experience

•	President of MP Realty Advisors, LLC, and real estate consultant and financial advisor.
•	Chief Executive Officer of Boomerang Systems, Inc. from August 2010 until January 2015. In August 2015, Boomerang Systems, Inc. filed a Chapter 11 restructuring plan with the U.S. Bankruptcy Court for the District of Delaware.
•	Managing Director and the Head of Real Estate Global Principal Investments at Merrill Lynch, where he oversaw the real estate principal investing activities of the firm.
•	Global Head of Real Estate Investment Banking of Merrill Lynch and also the Co-Head of Global Commercial Real Estate which encompassed real estate investment banking, principal investing and mortgage debt.
•	Throughout his career, Mr. Patterson has been involved in a variety of financing and investing activities spanning virtually all types of real estate in most major global property markets.

Other Current Public Company Boards

•	UDR, Inc. (NYSE): Member of the board of directors since 2014 and chairman of the compensation committee and member of the nominating and corporate governance committee.
•	Americold Realty Trust (NYSE): Chair of the board of directors, chair of the nominating and corporate governance committee and member of the investment committee since March 2019. Mr. Patterson first joined the Americold Realty Trust board of directors in January 2018.
•	Paramount Group, Inc. (NYSE): Member of board of directors and nominating and corporate governance committee since May 2018.

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Mary Hogan Preusse
Age: 51 Director Since: 2017 Committees: Compensation, Nominating and Corporate Governance	Skills and Expertise • Finance • REIT and real estate • Corporate governance • Strategy	Education: • BS - Bowdoin College

Qualifications

Our Board selected Ms. Hogan Preusse to serve as a director because it believes she possesses valuable financial and real estate industry expertise, including extensive experience working with public companies in the REIT industry, as well as experience on the boards of directors of public companies.

Professional Experience

•	Managing Director and co-head of Americas Real Estate for APG Asset Management U.S. responsible for managing all of the firm’s public real estate investments in North and South America from 2008 to May 2017.
•	Served on the Executive Board of APG Asset Management U.S. and has been an active participant in the REIT industry for over 25 years, including nearly 17 years at APG.
•	Deeply involved in discussion of governance matters and regularly presented to and interacted with corporate boards while at APG.
•	Began career at Merrill Lynch as an investment banking analyst and has experience as a sell-side analyst covering the REIT sector.
•	Member of the Real Estate Advisory Board for the Carey Business School at Johns Hopkins University.

Other Current Public Company Boards

•	Kimco Realty (NYSE): Member of the board of directors, audit, executive compensation, and nominating and corporate governance committees since February 2017.
•	VEREIT (NYSE): Member of the board of directors, executive compensation and nominating and governance committees since February 2017.
•	Host Hotels and Resorts, Inc. (NYSE): Member of the board of directors and nominating and corporate governance committee since June 2017 and a member of the audit committee.

Our Board of Directors recommends a vote “FOR” the election of each of Messrs. Chapman, Coke, Kennedy, LaPerch, Mohebbi, Patterson, Mandeville and Stein and Mses. Bjorlin, Jamieson, and Hogan Preusse to serve on our Board of Directors until the 2021 annual meeting and until a successor for each is duly elected and qualifies.

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Executive Officers

The following section sets forth the names, ages, positions and biographical summaries as of April 20, 2020 of our current executive officers (the executive officers).

A. William Stein, Chief Executive Officer (principal executive officer)
Age: 66 Officer Since: 2004	Responsibilities: • Providing the day-to-day leadership and setting the strategic direction for the Company	Education: • AB - Princeton University • JD - University of Pittsburgh • MS - Carnegie Mellon University

A. William Stein has served as Chief Executive Officer of the Company since November 2014. Mr. Stein’s biographical information is set forth under “Election of Directors” above.

Andrew P. Power, Chief Financial Officer (principal financial officer)
Age: 40 Officer Since: 2015

Responsibilities:

• Leading financial functions, including financial reporting, capital markets, tax, investor relations, financial planning and analysis, asset management, international operations and information technology

Education: • BS - Wake Forest University
•	Prior to joining the Company, Mr. Power held positions of increasing responsibility at Bank of America Merrill Lynch from 2011 to April 2015, where he most recently served as Managing Director of Real Estate, Gaming and Lodging Investment Banking, and was responsible for relationships with over 40 public and private companies, including the Company.
•	From 2004 to 2011, Mr. Power held similar positions at Citigroup Global Markets, Inc.
•	During his career, Mr. Power has managed the execution of public and private capital raises in excess of $30 billion, including the then-largest REIT IPO, and more than $19 billion of merger and acquisitions transactions.
•	Mr. Power has served as a member of the board of directors and a member of the audit and compensation committees of Americold Realty Trust (NYSE) since January 2018.
•	Mr. Power is a member of the National Association of Real Estate Investment Trusts (Nareit) Best Financial Practices Council and Multinational U.S. REIT Council.

Corey Dyer, Executive Vice President, Global Sales and Marketing
Age: 50 Officer Since: 2019	Responsibilities: • Leading sales and leasing efforts as well as marketing activities globally	Education: • BA - Wake Forest University
•	Prior to joining the Company, Mr. Dyer served as Senior Vice President, Sales, Americas at Equinix, Inc., an interconnection and data center company, where he had responsibility for sales across the Americas region from June 2016 to December 2018. From November 2014 to June 2016, Mr. Dyer served as Regional Vice President, Sales at Equinix.
•	Before joining Equinix, Mr. Dyer worked at Hewlett-Packard from 2012 to 2014, where he served as Vice President, Storage Sales, Canada and led the firm’s Canadian storage business.
•	Previously, he held various sales and sales leadership positions at Dell, primarily in the server, software and peripheral businesses. Mr. Dyer has over 25 years of experience as a sales leader with a track record of building and driving sales and marketing operations at leading technology companies.

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Cindy Fiedelman, Chief Human Resources Officer
Age: 53 Officer Since: 2016	Responsibilities: • Leading the human resources functions, including compensation, benefits, talent management and staffing	Education: • BA - University of Pennsylvania

•	Ms. Fiedelman joined the Company on an interim basis in September 2015 and served as our Interim Global Head of Human Resources until December 2015.
•	Prior to joining the Company, Ms. Fiedelman served as an independent consultant from April 2015 to September 2015.
•	From March 2013 to April 2015, Ms. Fiedelman served as Vice President, People and Diversity, at American Airlines, where she was responsible for talent management and acquisition, global human resources business partners, training, compensation and diversity initiatives.
•	Prior to joining American Airlines, Ms. Fiedelman served as Vice President, Human Resources & Talent Acquisition, at Avaya, Inc. from 2006 to 2013, where she led the global human resources business partner and recruiting teams, in addition to integration for multiple mergers and acquisitions transactions.

Joshua A. Mills, Executive Vice President, General Counsel and Secretary
Age: 48 Officer Since: 2005	Responsibilities: • Leading the legal, sustainability, risk management and governance, risk and compliance functions	Education: • BA - University of Washington • JD - University of California, Hastings
•	Prior to joining the Company, Mr. Mills was a corporate attorney with Latham & Watkins LLP where his practice included mergers and acquisitions, corporate finance and venture capital financing transactions as well as general company representation.
•	Prior to joining Latham & Watkins, Mr. Mills served as Associate General Counsel for McAfee.com Corporation and as an associate with Shearman & Sterling, LLP.
•	Mr. Mills is responsible for our sustainability and risk management functions.
•	Leads our governance, risk and compliance program.

David C. Ruberg, Chief Executive Officer of InterXion, a Digital Realty Company
Age: 74 Officer Since: 2020

Responsibilities:

• Leading the InterXion business in Europe and the combined company’s effort to identify and develop high-value communities of interest, as well as bringing to bear his longstanding relationships and thought leadership to the combined company’s key global customer accounts

Education: • BA – Middlebury College • MS – University of Michigan
•	Mr. Ruberg was President and Chief Executive Officer of InterXion prior to its combination with the Company. He has held senior leadership positions at InterXion since 2007.
•	Mr. Ruberg was affiliated with Baker Capital, a private equity firm, from January 2002 to October 2007.
•	From April 1993 to October 2001, Mr. Ruberg was Chairman, President and Chief Executive Officer of Intermedia Communications, a NASDAQ-listed broadband communications services provider, as well as Chairman of its majority-owned subsidiary, Digex, Inc., a NASDAQ-listed managed web hosting company.
•	Mr. Ruberg began his career as a scientist at AT&T Bell Labs, where he contributed to the development of operating systems and computer languages.

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Erich J. Sanchack, Executive Vice President, Operations
Age: 50 Officer Since: 2018	Responsibilities: • Leading global portfolio operations, global construction, colocation and interconnection service implementation, supply chain operations, cybersecurity and government affairs	Education: • BS - Pennsylvania State University

•	Prior to joining the Company, Mr. Sanchack held positions at CenturyLink, a telecommunications company, serving as Senior Vice President, IT Solutions and New Market Development from November 2017 to January 2018 and as Senior Vice President and General Manager, Federal from November 2016 to November 2017.
•	Prior to joining CenturyLink, Mr. Sanchack served in roles of increasing responsibility at Lockheed Martin, an aerospace and defense company, from 2004 to October 2016, most recently serving as Vice President, Competitive Enhancements.
•	Mr. Sanchack is also a former Captain in the United States Marine Corps, where he served in Finance and Operations and completed multiple overseas deployments.
•	Mr. Sanchack also serves on various non-profit boards and executive committees, including the Northern Virginia Technology Council, Armed Forces Electronic Communications International and American Heart Association Greater Washington Region.

Christopher Sharp, Chief Technology Officer
Age: 45 Officer Since: 2015	Responsibilities: • Leading global design and engineering, technology development and innovation, sales engineering and business development	Education: • University of Texas

•	Prior to joining the Company, from March 2009 to July 2015, Mr. Sharp held roles of increasing responsibility at Equinix, Inc., an interconnection and data center company, where he was responsible for cloud innovation and led the development of innovative cloud services solutions and new capabilities enabling next-generation, high-performance exchange and interconnection solutions, facilitating broad commercial adoption of cloud computing on a global basis.
•	Mr. Sharp has over 20 years of experience in the technology industry, with an extensive background in developing technology strategies in global markets and he has a deep knowledge of the data center sector.
•	Prior to Equinix, Mr. Sharp held leadership positions at Qwest Communications, MCI/Verizon Business and Reliance Globalcom.

Gregory S. Wright, Chief Investment Officer
Age: 55 Officer Since: 2019	Responsibilities: • Leading global M&A, including investment decisions	Education: • BS - University of Maryland • MBA - University of Michigan

•	Prior to joining the Company, from 2005 to December 2018, Mr. Wright was Co-Head of Americas Real Estate and Managing Director of the Real Estate, Gaming & Lodging Group at Bank of America Merrill Lynch, where he provided strategic and financial advice to clients across a broad spectrum of real estate, infrastructure and related sectors, including the Company.
•	Prior to Bank of America Merrill Lynch, Mr. Wright served as a Managing Director in the Real Estate & Lodging Group at Citigroup where he was responsible for originating and executing strategic advisory assignments and general client coverage.
•	Prior to Citigroup, Mr. Wright also worked at Trammell Crow Company in Washington, D.C. where he was a member of the finance team responsible for acquisitions, dispositions and joint ventures, as well as construction and permanent financings across multiple product types.

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Board Governance Documents

The Board maintains charters for each of its standing committees. In addition, the Board has adopted a written set of Corporate Governance Guidelines, as well as a Code of Business Conduct and Ethics that applies to the Company’s employees, officers and directors, including our principal executive officer and principal financial officer. To view the charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, Corporate Governance Guidelines and Code of Business Conduct and Ethics, please visit our website at www.digitalrealty.com. Each of these documents is also available, free of charge, in print to any stockholder who sends a written request to Joshua A. Mills, Secretary, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111.

Independent Directors

NYSE listing standards require NYSE-listed companies to have a majority of independent board members and an audit committee, compensation committee and nominating and corporate governance committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the board of directors of such company affirmatively determines that the director has no material relationship with such company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company). The NYSE rules also include certain categorical standards for evaluating director independence. The Board, by resolution, has affirmatively determined that, based on the standards set forth in the NYSE rules and our corporate governance documents, all non-employee nominees for election to the Board at the Annual Meeting are independent (the Independent Directors). In making this determination, the Board considered the relationships and transactions described under the caption “Certain Relationships and Related Party Transactions” beginning on page 76.

Board Meetings

The Board held ten meetings and the Independent Directors met in executive session 4 times during 2019. The Chairman of the Board serves as the presiding director of the executive sessions of the Independent Directors. During 2019, Mr. Chapman served as the Chairman of the Board. The number of meetings held during 2019 for each Board committee is set forth below under the heading “Board Committees.” During the year ended December 31, 2019, each of the directors attended at least 75% of the total number of meetings of the Board and of the committees on which he or she served. All of the then-current directors attended the 2019 Annual Meeting, and the Board expects all current directors standing for re-election to the Board to attend the 2020 Annual Meeting in person, telephonically or virtually, barring unforeseen circumstances or irresolvable conflicts.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board and executive sessions of the Independent Directors. This separation of the roles of Chairman and Chief Executive Officer allows for greater oversight of the Company by the Board. The Board has determined that our Board leadership structure is the most appropriate at this time, given the specific characteristics and circumstances of the Company, and the skills and experience of Mr. Chapman and Mr. Stein.

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Director Continuing Education

We encourage our directors, and reimburse them for reasonable costs, to attend external director education programs that assist them in discharging their duties. We regularly provide to the Board information relevant to the Company’s business and its competitors as well as corporate governance and regulatory issues. We also periodically provide to the Board presentations by subject matter experts on legal requirements, industry trends and other pertinent matters. Board members are also provided with the opportunity to attend industry conferences and other events, such as tours of our data centers.

Board Committees

The Board has established three standing committees to assist it in carrying out its responsibilities: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board has adopted a written charter for each committee, each of which is available on our website at www.digitalrealty.com and in print to any stockholder who requests it by writing to our Secretary, as provided for in “— Board Governance Documents.” Each committee consists entirely of independent directors in accordance with NYSE rules and with the independence requirements of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Audit Committee

Members	Committee Functions

Afshin Mohebbi (Chair)

Michael A. Coke

Mark R. Patterson

Jean F.H.P. Mandeville

Number of Meetings in 2019

11

The Board has determined that each of Messrs. Mohebbi, Coke, Mandeville and Patterson is an “audit committee financial expert” as defined by the SEC.

•

Assist the Board with its oversight responsibilities regarding:

–

the integrity of the Company’s financial statements;

–

the Company’s compliance with legal and regulatory requirements;

–

the qualifications, engagement, compensation, and independence of the registered public accounting firm that audits the Company’s financial statements (the independent auditor); and

–

the performance of the Company’s internal audit function and independent auditor.

•

Prepare the disclosure required by federal securities laws, including Item 407(d)(3)(i) of Regulation S-K, to be included in the Company’s annual proxy statement.

•

Responsible for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

•

Review, at least annually, the independence, performance, qualifications and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel.

•

Oversee the annual audit, quarterly review, and internal audit.

Note: Committee members as of the date of this Proxy Statement. Mr. Mandeville joined the Board and Audit Committee in March 2020.

Before the Company’s independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee is required to pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. The Audit Committee delegated the authority to grant pre-approvals to Mr. Mohebbi, the Chair of the Audit Committee.

Further information regarding the specific functions performed by the Audit Committee is set forth below in “Item 2. Ratification of Selection of Independent Registered Public Accounting Firm — Audit Committee Report.”

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Compensation Committee

Members	Committee Functions
Kevin J. Kennedy (Chair) Mary Hogan Preusse Mark R. Patterson Dennis E. Singleton Number of Meetings in 2019 5

•  Discharge or assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executives, including by designing (in consultation with the Company’s management), approving, recommending to the Board for approval, implementing, administering, managing and evaluating the compensation plans, policies and programs of the Company.

•  Review, at least annually, the performance and compensation of our executive officers and approve the compensation of our named executive officers.

•  Review and approve, at least annually, the corporate goals and objectives relating to the compensation of our Chief Executive Officer and evaluate his performance relative to these goals.

•  Administer the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan, as amended (the 2014 Plan).

•  Prepare the disclosure required by federal securities laws to be included in the Company’s annual proxy statement.

Note:	Committee members as of the date of this Proxy Statement.
Under our Corporate Governance Guidelines, no director may stand for election to the Board beginning in the calendar year in which such director has his or her 76th birthday. Mr. Singleton will have his 76th birthday this year and, accordingly, is not standing for re-election to the Board. Mr. Singleton’s term on the Compensation Committee will expire in May 2020 and his term on the Board will expire at the Annual Meeting, and immediately following the expiration of such term the size of the Board will be reduced to eleven members.

The Board, by resolution, affirmatively determined that none of the members of our Compensation Committee had any relationship to the Company which was material to that director’s ability to be independent from management in connection with the duties of a compensation committee member.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, except for:

•	the review and approval of the corporate goals and objectives relating to the compensation of our Chief Executive Officer and the evaluation of his performance relative to these goals;
•	the review and approval of compensation for our Chief Executive Officer, our Chief Financial Officer and all other named executive officers;
•	the recommendations to the Board with respect to non-CEO compensation, incentive compensation plans and equity-based plans and the review and approval of all executive officers’ employment agreements and severance arrangements;
•	the preparation and approval of our annual compensation report; and
•	any matters that involve executive compensation or any matters where the Compensation Committee has determined such compensation is intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, by virtue of being approved by a committee of “outside directors”.

To aid the Compensation Committee in making its determinations, management provides recommendations annually to the Compensation Committee regarding the compensation of all named executive officers. Each named executive officer participates in an annual performance review with the Compensation Committee or the CEO. In the case of our CEO, input from the Board is solicited regarding his individual contributions for the period assessed. The performance of our named executive officers is also reviewed annually by the Compensation Committee.

For 2019, the Compensation Committee retained the services of Semler Brossy Consulting Group, LLC (Semler Brossy) to serve as the Compensation Committee’s independent compensation consultant. Semler Brossy was engaged to assist the Compensation Committee with a variety of matters, which included among other things, reviewing market data on compensation; conducting and presenting the annual review of the total compensation packages for our executive officers, including base salary, cash bonuses, long-term incentives and total direct compensation; reviewing and assessing the long-term incentives currently provided to executives and future awards; aligning and testing performance-related pay; reviewing non-employee directors’ compensation; reviewing the Company’s peer group; and understanding market trends. The Compensation Committee assessed the independence of Semler Brossy pursuant to the rules prescribed by the SEC and the NYSE and concluded that no conflict of interest existed in 2019 that would have prevented Semler Brossy from serving as an independent consultant to the Compensation Committee.

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Nominating and Corporate Governance Committee

Members	Committee Functions
William G. LaPerch (Chair) Michael A. Coke Mary Hogan Preusse Dennis E. Singleton Number of Meetings in 2019 4

•  Identify qualified candidates to become Board members.

 •  Select nominees for election as directors.

•  Select candidates to fill any vacancies on the Board.

•  Develop and recommend to the Board a set of corporate governance guidelines and principles applicable to the Company.

•  Oversee the evaluation of the Board and management.

Note:	Committee members as of the date of this Proxy Statement.
Under our Corporate Governance Guidelines, no director may stand for election to the Board beginning in the calendar year in which such director has his or her 76th birthday. Mr. Singleton will have his 76th birthday this year and, accordingly, is not standing for re-election to the Board. Mr. Singleton’s term on the Nominating and Corporate Governance Committee will expire in May 2020 and his term on the Board will expire at the Annual Meeting, and immediately following the expiration of such term the size of the Board will be reduced to eleven members.

Further information regarding the Nominating and Corporate Governance Committee is set forth below in “— Qualifications of Director Nominees,” “— Nominating and Corporate Governance Committee’s Process for Considering Director Nominees” and “— Manner by which Stockholders May Recommend Director Nominees.”

Qualifications of Director Nominees

The Nominating and Corporate Governance Committee has not established minimum qualifications for Board nominees. Pursuant to its charter, in identifying candidates to recommend for election to the Board, the Nominating and Corporate Governance Committee considers the following criteria:

(i)	personal and professional integrity, ethics and values;
(ii)	experience in corporate governance including as an officer, board member or senior executive or as a former officer, board member or senior executive of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment;
(iii)	experience as a board member of another publicly held company;
(iv)	academic, executive and/or operational expertise in an area of the Company’s industry or operations;
(v)	practical and mature business judgment, including ability to make independent analytical inquiries; and
(vi)	ability to work as part of a team.

For more information about the qualifications and experience of each of our directors, please see the “Director Qualifications and Experience” table on the following page.

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Director Qualifications and Experience

The Nominating and Corporate Governance Committee believes that a complementary balance of knowledge, experience and capability will best serve the Company and its stockholders. The table below summarizes the types of experience, qualifications, attributes and skills the Board believes to be desirable because of their particular relevance to the Company’s business and structure. While all of these factors were considered by the Board with respect to each director, the following table does not encompass all the experience, qualifications, attributes or skills of our directors.

Skill/Qualification	Chapman	Bjorlin	Coke	Jamieson	Kennedy	LaPerch	Mandeville	Mohebbi	Patterson	Preusse	Singleton	Stein
Accounting/Financial Literacy: Experience in financial accounting and reporting as it applies to REITs, corporate finance, and internal controls.
Corporate Governance: Experience supporting the goals of strong board and management accountability, transparency, effectiveness, and stockholder interests.
Diversity: Diversity of race, ethnicity or gender.
Executive Leadership: Experience in a leadership role as CEO or other senior executive at a public company.
Financial/Capital Markets: Experience working in an industry involving raising capital, large-scale capital outlays and long-term investments.
International Experience: Experience in international operations, including exposure to a range of cultural, regulatory and business environments.
Legal: Professional experience in the law.
Real Estate Investment: Experience in the real estate industry, including experience with acquisition, financing and operation of commercial property.
Risk Management: Experience in oversight of the types of risks facing the Company.
Sales/Marketing: Experience in marketing and brand building, and managing a sales team.
Strategy: Experience developing and implementing a successful strategy, including appropriately probing and challenging management on the delivery of agreed strategic planning objectives.
Technology Experience: Experience with data center, cloud computing, data communications, hosting and colocation industries.

While the Nominating and Governance Committee does not have a formal policy regarding diversity, the Company’s Corporate Governance Guidelines state that each individual nominee is evaluated in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Committee considers diversity of the Board in identifying director nominees, including diversity in experience, professional background, areas of expertise and industries. Further, the Nominating and Corporate Governance Committee will include, and request that any search firm that it engages include, candidates with diversity of race, ethnicity and gender in the pool from which director candidates are selected.

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Nominating and Corporate Governance Committee’s Process for Considering Director Nominees

The Nominating and Corporate Governance Committee periodically reviews the performance of each current director and considers the results of such evaluation when determining whether to recommend the nomination of such director for an additional term. At an appropriate time prior to each annual meeting at which directors are to be elected or re-elected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Nominating and Corporate Governance Committee may recommend to the Board for election by the Board to fill such vacancy, such prospective member of the Board as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Nominating and Corporate Governance Committee will consider the factors listed above in “— Qualifications of Director Nominees.” In the process of reviewing candidates, the Nominating and Corporate Governance Committee will ensure that it includes, and request that any search firm that it engages include, candidates with diversity of race, ethnicity and gender in the pool from which director candidates are selected.

The foregoing notwithstanding, if the Company is legally required by contract or otherwise to permit a third party to designate one or more of the director nominees to be elected (for example, pursuant to rights contained in the Articles Supplementary of each series of our outstanding preferred stock, voting together, to elect two directors upon a dividend default), then the nomination or election of such directors will be governed by such requirements. Additionally, recommendations received from stockholders will be considered and are subject to the same criteria as are candidates nominated by the Nominating and Corporate Governance Committee.

Manner by Which Stockholders May Recommend Director Nominees

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders of the Company. Our Bylaws also provide a proxy access right permitting stockholders who have beneficially owned 3% or more of the Company’s Common Stock continuously for at least 3 years to submit director nominations via the Company’s proxy materials for up to 20% of the directors then serving. All recommendations must be directed to William G. LaPerch, Chair of the Nominating and Corporate Governance Committee, care of Joshua A. Mills, Secretary, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, California 94111. Recommendations for director nominees to be considered at the 2021 Annual Meeting must be received in writing not later than 5:00 p.m., Pacific Time, on December 30, 2020 and not earlier than November 30, 2020. In the event that the date of the 2021 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2020 Annual Meeting, notice by the stockholder must be received no earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the meeting, as originally convened, or the 10th day following the date of the first public announcement of the meeting. Each stockholder recommending a person as a director candidate must provide the Company with the information specified in our Bylaws, as described under “Other Matters — Stockholder Proposals and Nominations” below. The recommending stockholder must also provide supplemental information that the Nominating and Corporate Governance Committee may request to determine whether the proposed nominee (i) is qualified to serve on the Audit Committee, (ii) meets the standards of an independent director and (iii) satisfies the standards for our directors set forth above in “— Qualifications of Director Nominees.” Further, the proposed nominee must make himself or herself reasonably available to be interviewed by the Nominating and Corporate Governance Committee. Please refer to “Other Matters — Stockholder Proposals and Nominations” below for further information. The Nominating and Corporate Governance Committee will consider all recommended director candidates submitted to it in accordance with these established procedures, though it will only recommend to the Board as potential nominees those candidates it believes are most qualified. However, the Nominating and Corporate Governance Committee will not consider any director candidate if the candidate’s candidacy or, if elected, Board membership would violate controlling state law or federal law.

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Board Evaluations

The Board is committed to conducting regular evaluations of its effectiveness and director performance. The Nominating and Corporate Governance Committee leads an annual performance review of the Board and its committees. As part of that process, which was last performed in 2019, each director submits anonymous evaluations that cover key Board topics. Those topics include, among others, the role of the Board, the Board’s composition, the relationship between the Board and management, the Board’s strategic priorities, the Board’s internal working dynamics, and overall Board effectiveness. These findings are then compiled by the Company and presented to the full Board for discussion.

Board’s Role in Oversight of Risk

The Board has an active role in overseeing the management of the Company’s risks, and the Company’s management team regularly provides it with reports highlighting its assessments and recommendations. The Board regularly reviews information from members of senior management regarding the Company’s financial performance, balance sheet, credit profile and liquidity, as well as the risks associated with each. The Board also receives reports from members of management on areas of material risk to the Company, including operational, financial, legal, regulatory, cybersecurity, strategic and other enterprise risk management topics. The Compensation Committee assesses and monitors risks relating to the Company’s executive officer and employee compensation policies and practices. The Audit Committee oversees management of financial reporting and internal controls risks. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of the Board and corporate governance.

Stockholder and Interested Party Communications with the Board

Stockholders and interested parties may send correspondence directed to the Board, care of Joshua A. Mills, Executive Vice President, General Counsel and Secretary, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111. Mr. Mills will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. Mr. Mills will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. Mr. Mills will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication, as appropriate. Correspondence intended for our non-management and Independent Directors as a group should be addressed to the Company at the address above, Attention: Independent Directors.

Stockholders and interested parties may contact Investor Relations by directing correspondence to Investor Relations, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111 or via telephone at (415) 738-6500.

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ITEM 2.	Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and has further directed that management submit the selection of KPMG LLP for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited the Company’s financial statements since the Company’s inception in 2004. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain KPMG LLP in the future. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company.

VOTE REQUIRED: The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2020.

Independent Registered Public Accounting Firm

The following summarizes the fees incurred by the Company for KPMG LLP’s services for the years ended December 31, 2019 and 2018:

	2019	2018
Audit Fees(1)	$2,848,184	$2,966,867
Audit-Related Fees(2)	754,041	865,608
Tax Fees	388,034	1,149,607
All Other Fees(3)	635,011	784,068
TOTAL FEES	$4,625,371	$5,766,150
(1)	“Audit Fees” are the aggregate fees billed by KPMG LLP for professional services rendered in connection with the integrated audit of the Company’s annual consolidated financial statements and internal control over financial reporting, audit of the Operating Partnership’s annual consolidated financial statements, and letters to underwriters related to the Company’s common and preferred stock and debt securities offerings.
(2)	“Audit-Related Fees” for 2019 and 2018 for required foreign statutory audits for properties in Europe, Asia, and Australia and audits for two joint ventures and 401(k) plan.
(3)	“All Other Fees” include fees primarily relating to financial due diligence assistance in connection with potential acquisitions in 2019 and 2018.

All audit, audit-related, tax and all other services provided by KPMG LLP were pre-approved by the Audit Committee or by the Chair of the Audit Committee.

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Audit Committee Report*

The Audit Committee assists the Board of Directors (the Board) of Digital Realty Trust, Inc., a Maryland corporation (the Company) with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s annual consolidated financial statements and the effectiveness of internal control over financial reporting as of year-end.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2019 with the Company’s management and with KPMG LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with KPMG LLP the overall scope of and plans for the audit by KPMG LLP. The Audit Committee regularly meets with KPMG LLP, with and without management present, to discuss the results of its examination, its evaluation of the effectiveness of the Company’s internal control over financial reporting as of year-end, and the overall quality of the Company’s financial reporting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by the management of the Company and by KPMG LLP. The Audit Committee has also received and discussed with KPMG LLP the written disclosures and the letter from KPMG LLP that are required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, discussed with KPMG LLP its independence from management and the Audit Committee, and discussed with KPMG LLP the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s and Digital Realty Trust, L.P.’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the United States Securities and Exchange Commission.

Afshin Mohebbi, Chair Michael A. Coke Mark R. Patterson

*	The material in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 (the Securities Act) or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Our Board of Directors recommends a vote “FOR” ratifying the selection of KPMG LLP as the company’s independent registered public accounting firm for the year ending December 31, 2020.

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Principal Stockholders

The following table sets forth, as of April 20, 2020, the beneficial ownership of shares of our Common Stock and shares of Common Stock into which units of limited partnership (units) in the Operating Partnership, of which we are the sole general partner, are exchangeable for (i) each person who is the beneficial owner of 5% or more of the outstanding Common Stock and units, (ii) directors, director nominees and named executive officers and (iii) all directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of our Common Stock and units shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person holds shares of Common Stock as opposed to units is set forth in the footnotes below. Unless otherwise indicated, the address of each named person is care of Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111.

Name of Beneficial Owner	Number of Shares and Units Beneficially Owned	(1)	Percent of All Shares (2)	Percent of All Shares and Units (3)
5% Stockholders:
The Vanguard Group, Inc.(4)	34,180,076		12.7%	12.4%
Capital World Investors(5)	25,532,327		9.5%	9.2%
BlackRock, Inc.(6)	19,302,010		7.2%	7.0%
State Street Corporation(7)	13,701,905		5.1%	5.0%
Directors and Named Executive Officers
Laurence A. Chapman(8)	56,530		*	*
A. William Stein(9)	488,630		*	*
Alexis Black Bjorlin(10)	742		*	*
Michael A. Coke(11)	14,793		*	*
VeraLinn Jamieson(12)	583		*	*
Kevin J. Kennedy(13)	7,704		*	*
William G. LaPerch(14)	16,430		*	*
Afshin Mohebbi(15)	5,236		*	*
Jean F.H.P. Mandeville	8,993
Mark R. Patterson(16)	10,375		*	*
Mary Hogan Preusse(17)	4,166		*	*
Dennis E. Singleton(18)	40,920		*	*
Andrew P. Power(19)	68,712		*	*
Gregory S. Wright	9,854		*	*
Corey Dyer	0		*	*
Erich J. Sanchack(20)	8,737		*	*
All directors and executive officers as a group (20 persons)	1,626,873		*	*
*	Less than 1%.
(1)	Beneficial ownership as of April 20, 2020. Includes vesting in 2020 of certain awards listed on “Outstanding Equity Awards at Fiscal Year-End” table.
(2)	Based on 268,211,427 shares of our Common Stock outstanding as of April 20, 2020. For each named executive officer and director, the percentage of shares of our Common Stock beneficially owned by such person assumes that all the units held by such person that are vested or will vest within 60 days of April 20, 2020 are exchanged for shares of our Common Stock and that none of the vested units held by other persons are so exchanged. For all directors and executive officers as a group, the percentage of shares of our Common Stock beneficially owned by such persons assumes that all the units held by such persons that are vested or will vest within 60 days of April 20, 2020 are exchanged for shares of our Common Stock.
(3)	276,530,325 shares of Common Stock and units, including 268,211,427 shares and 8,318,898 units. For each named executive officer and director, the percentage of shares of our Common Stock and units beneficially owned by such person assumes that all the units held by such person that are vested or will vest within 60 days of April 20, 2020 are exchanged for shares of our Common Stock and that none of the vested units held by other persons are so exchanged. For all directors and executive officers as a group, the percentage of shares of our Common Stock beneficially owned by such persons assumes that all the units held by such persons that are vested or will vest within 60 days of April 20, 2020 are exchanged for shares of our Common Stock.
(4)	Based solely on information contained in an amended Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 11, 2020. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355. Sole voting power: 527,133 shares; shared voting power: 270,381 shares; sole dispositive power: 33,622,116 shares; and shared dispositive power: 557,960 shares.
(5)	Based solely on information contained in an amended Schedule 13G filed by Capital World Investors with the SEC on February 14, 2020. The address of Capital World Investors is 333 South Hope Street, Los Angeles, CA 90071. Sole voting power: 25,530,979 shares; sole dispositive power: 25,532,327 shares; and shared voting and shared dispositive powers: none.

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(6)	Based solely on information contained in an amended Schedule 13G filed by BlackRock, Inc. with the SEC on February 5, 2020. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10055. Sole voting power: 17,481,665 shares; sole dispositive power: 19,302,010 shares; and shared voting and shared dispositive powers: none.
(7)	Based solely on information contained in a Schedule 13G filed by State Street Corporation with the SEC on February 14, 2020. The address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111. Sole voting and sole dispositive powers: none; shared voting power: 11,376,818 shares; and shared dispositive power: 13,700,405 shares.
(8)	Includes 6,130 long-term incentive units, and also includes 2,400 shares of our Common Stock held by members of Mr. Chapman’s immediate family over which Mr. Chapman may be deemed to share voting and investment power; Mr. Chapman disclaims beneficial ownership over such shares except to the extent of his pecuniary interest therein.
(9)	Includes 98,579 long-term incentive units and 390,051 vested Class D Units.
(10)	Includes 742 long-term incentive units.
(11)	Includes 4,753 long-term incentive units.
(12)	Includes 583 long-term incentive units.
(13)	Includes 7,704 long-term incentive units.
(14)	Includes 12,524 long-term incentive units. Mr. LaPerch also beneficially owns 1,200 shares of the Company’s 5.250% Series J Cumulative Redeemable Preferred Stock, which constitutes less than 1% of the 8,000,000 shares of series J preferred stock currently outstanding.
(15)	Includes 5,236 long-term incentive units.
(16)	Includes 5,425 long-term incentive units.
(17)	Includes 4,166 long-term incentive units
(18)	Includes 30,136 long-term incentive units.
(19)	Includes 33,911 long-term incentive units and 34,801 vested Class D Units.
(20)	Includes 8,071 long-term incentive units.

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Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis section discusses the compensation policies and programs for our named executive officers, as determined under the rules of the SEC, for fiscal year 2019. The following table identifies our named executive officers and their positions in 2019:

Name	Position
A. William Stein	Chief Executive Officer
Andrew P. Power	Chief Financial Officer
Gregory S. Wright	Executive Vice President, Chief Investment Officer
Corey Dyer	Executive Vice President, Global Sales & Marketing
Erich J. Sanchack	Executive Vice President, Operations

Mr. Wright and Mr. Dyer joined our Company on January 1, 2019 and January 7, 2019, respectively.

Executive Summary

The objective of our executive compensation program is to attract, retain and motivate experienced and talented executives who can help the Company to achieve its business objectives designed to maximize stockholder value. We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis.

The total compensation opportunity for each of our named executive officers, including targets for performance-based compensation, was set by the Compensation Committee in late 2018 and early 2019. The Compensation Committee utilized the services of Semler Brossy for this compensation review, which included reviewing compensation information of our peer group.

We maintain a competitive compensation program with the following components:

Type of
Component	Link to Program Objectives	Compensation	Description
Base Salary	Fixed level of cash compensation to attract and retain key executive officers in a competitive marketplace	Cash	Determined based on evaluation of individual’s experience and current performance, internal pay equity and a comparison to salaries of similarly- situated executive officers in our peer group
Annual Incentive Bonus

Incentive opportunity (set as a percentage of base salary) that encourages executive officers to achieve annual Company, business unit and individual goals

Assists in retaining, attracting and motivating employees in the near and long term

Cash and/or equity

Earned based on the attainment of a combination of corporate/financial, departmental and individual performance goals

Specific Company performance measures include core funds from operations (FFO) per share (measuring earnings), revenue (measuring strategic/ portfolio performance), and Adjusted EBITDA margin (measuring operations)

Executives also have the option to receive all or a part of their annual incentive bonus in equity (described in more detail below under “Equity in Lieu of Annual Cash Bonus Program”)

Long-Term Incentive Program	Focuses executive officers on creating long-term stockholder value and directly aligns with stockholders’ interests Easy to understand and track performance Provides additional tool for retention	Equity

Performance-Based Awards: Three-year performance period with actual performance- vesting of units at 0% to 200% of target based entirely on relative total stockholder return over the performance period

50% of performance-vested units time-vest upon the conclusion of the performance period and 50% time-vest one year thereafter

Time-Based Awards: 50% to 25% of the units vest annually over two to four years

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2019 Compensation Highlights

The following summarizes key aspects of our compensation policies and programs:

What We Do:
We Pay for Performance: Our compensation programs are designed to directly align with Company performance and base salaries comprise a relatively modest portion of each named executive officer’s total compensation opportunity.
We Balance Short-Term and Long-Term Incentives: We use multiple performance measures across multiple performance periods in determining annual incentive bonuses and granting equity awards, which mitigate compensation-related risk.
We Maintain Stock Ownership Guidelines: We have robust stock ownership guidelines for our executive officers and directors.
We Retain an Independent Compensation Consultant: Our independent compensation consultant is engaged by and reports directly to our Compensation Committee in providing guidance on a variety of compensation matters.
What We Don’t Do:
No Automatic Salary Increases or Guaranteed Bonuses: We do not guarantee annual salary increases or annual incentive bonuses.
We Do Not Allow Uncapped Payouts: We have a defined compensation program that does not allow for uncapped bonus payouts.
We Do Not Have Tax Gross-Ups: We do not provide tax gross-ups on any severance, change-in-control or other payments related to executive terminations.
We Do Not Allow Hedging: We do not permit directors, officers or employees to hedge our securities.
We Do Not Provide Excessive Perquisites: Our executive officers receive limited perquisites and benefits.

Pay for Performance

Pay for performance is an important component of our compensation philosophy. Consistent with this focus, our compensation program includes annual incentive bonuses and long-term equity incentive compensation.

The Company’s primary objectives are to maximize: (i) sustainable long-term growth in earnings and funds from operations per share and unit, (ii) cash flow and returns to our stockholders and our Operating Partnership’s unitholders through the payment of dividends and distributions and (iii) return on invested capital. We expect to accomplish our objectives by achieving superior risk-adjusted returns, prudently allocating capital, diversifying our product offerings, accelerating our global reach and scale, and driving revenue growth and operating efficiencies:

•	Achieve superior risk-adjusted returns. We have managed our business, including our development pipeline and leasing transactions, by targeting appropriate risk-adjusted returns. We believe that achieving appropriate risk-adjusted returns on our business will deliver superior stockholder returns.
•	Prudently allocate capital. We have made strategic and complementary investments while preserving the flexibility of our balance sheet. We are committed to maintaining a conservative capital structure.
•	Leverage technology to develop comprehensive and diverse products. We have diversified our product offering, organically and through acquisitions, and believe that we have one of the most comprehensive suites of global data center solutions available to customers from a single provider.
•	Accelerate global reach and scale. We have strategically pursued international expansion since our IPO in 2004 and now operate across six continents. We believe that our global multi-product data center portfolio is a foundational element of our strategy and our scale and global platform represent key competitive advantages difficult to replicate.
•	Drive revenue growth and operating efficiencies. We aggressively manage our data centers to maximize cash flow and control costs by leveraging our scale to drive operating efficiencies.

In the past few years, we have focused on growing our operations organically and through strategic acquisitions, as well as through improved leasing, asset management and marketing activities, improving our balance sheet, strategically accessing the capital markets and focusing on our organizational development. More recently, the Company has focused on its product strategy, investing in strategic initiatives to complement its existing portfolio in order to attract a wider base of customers, and organizational structuring to support these new strategies and initiatives as well as the continued growth of the Company.

Our compensation plans are directly related to these business priorities. Under our annual incentive bonus program, we measure each named executive officer’s performance based on financial, revenue, operational and individual goals. In 2019, the financial goals consisted of core FFO targets, the revenue goals included rental revenue and interconnection and annualized signings targets, and the operational goals were focused on Adjusted EBITDA margin targets. Individual goals were categorized around the following corporate goals for 2019: customer focus, innovation and differentiation, go-to-market, profitability and financial excellence and organizational excellence.

We also provide long-term equity incentive awards that are subject to both time-based and performance-based vesting conditions. For performance-based long-term equity incentive awards granted in 2019, the performance condition was based on our total stockholder return during the three-year performance period commencing in January 2019, relative to the total stockholder return of the MSCI US REIT Index (RMS) during the same performance period.

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Performance Highlights

Accomplishments in the year ended December 31, 2019 included, among other things, the following:

Sources: Bloomberg, SNL and Factset. As of December 31, 2019.

(1)	Total enterprise value calculated as the market value of common equity, plus liquidation value of preferred equity and total debt at balance sheet carrying value.
(2)	The market value of common equity is based on the closing stock price on December 31, 2019 and assumes 100% redemption of the limited partnership units in our Operating Partnership including common units and vested and unvested long-term incentive units, for shares of our common stock. Excludes shares of common stock potentially issuable upon conversion of our series C, series G, series I, series J, series K, and series L cumulative redeemable preferred stock upon certain change of control transactions, as applicable.
(3)	U.S. REITs within the MSCI REIT Index as of December 31, 2019. Ranked by market capitalization on December 31, 2019.

In 2019, we achieved the following performance highlights:

•	Reported core FFO of $6.65 per share and unit for the year ended December 31, 2019. A reconciliation of FFO to net income is included on page 95 of our Annual Report on Form 10-K for the year ended December 31, 2019 and a reconciliation of FFO to core FFO is available in the Appendix.
•	In October 2019, announced the entry into a definitive agreement to combine with InterXion in a stock-for-stock transaction, which valued InterXion at approximately $8.4 billion in total enterprise value, including assumed debt (based on the price per share of Company common stock on the day before signing). This transaction closed in March 2020.
•	In December 2019, entered into a definitive agreement to acquire 49% ownership interest in the Westin Building Exchange (Seattle, Washington), a primary interconnection hub for the Pacific Northwest. This transaction closed in February 2020, increasing our ownership interest to 99% of the property.
•	In September 2019, announced the entry into definitive agreements with Mapletree Investments and Mapletree Industrial Trust to seed a newly formed joint venture with three data centers (completed in November 2019) and to sell a portfolio of 10 data center properties (completed in January 2020).
•	Launched PlatformDIGITAL at the Company’s MarketplaceLIVE event in New York.
•	Achieved third-highest bookings quarter and record new logos.
•	During 2019, completed issuances totaling almost €1.6 billion in euro-denominated notes, $900 million of US dollar-denominated notes, £150 million of sterling-denominated notes and $555 million of preferred stock.
•	Completed acquisitions of land parcels in Northern Virginia, France, Japan, Korea, and Singapore.
•	Increased the annual dividend on our Common Stock by 6.9% in 2019 from 2018, representing a compound annual growth rate of 11%, since our first full quarter of operations following our initial public offering in 2004.
•	Recognized as a leader for our sustainability platform, including receiving Nareit’s Leader in the Light award for data centers for the third consecutive year.

As a result of these strong performance results and taking into account achievement levels of the goals for 2019 as discussed further below, our named executive officers earned annual incentive bonuses of between 114% to 134% of their respective target bonuses for the year.

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In addition, the Company’s total return to stockholders outperformed the RMS in two of the last three years, as shown in the tables below:

Based on these results, the performance-based equity awards for the three-year performance period ended December 31, 2019 were earned at 64.30%, between the target and maximum level.

Advisory Vote on the Compensation of Named Executive Officers

In May 2019, we provided stockholders a non-binding, advisory vote to approve the compensation of our named executive officers (the 2019 say-on-pay vote). At our 2019 Annual Meeting of Stockholders, our stockholders overwhelmingly approved the compensation of our named executive officers, with approximately 95.7% of the votes cast in favor of the 2019 say-on-pay vote. In evaluating our executive compensation program, the Compensation Committee considered the results of the 2019 say-on-pay vote and numerous other factors as discussed in this Compensation Discussion and Analysis. The Compensation Committee will continue to monitor and assess our executive compensation program and consider the outcome of our say-on-pay votes when making future compensation decisions for our named executive officers.

Good Governance

In furtherance of our objective of implementing policies and practices that are mindful of the concerns of our stockholders, we have separated the roles of Chief Executive Officer (currently Mr. Stein) and Chairman of the Board (currently Mr. Chapman). Additionally, the Compensation Committee retained Semler Brossy, an independent compensation consultant, to assist the Compensation Committee, among other things, in conducting and presenting the annual review of the total compensation packages for our executive officers. Semler Brossy was selected in part for its extensive experience advising a broad cross-section of companies, including other large REITs, and expertise in executive compensation, management incentives, and performance-based compensation. The Compensation Committee assessed the independence of Semler Brossy pursuant to the rules prescribed by the SEC and the NYSE and concluded that no conflict of interest existed in 2019 that would prevent Semler Brossy from serving as an independent consultant to the Compensation Committee. In addition, the Compensation Committee considered the independence of outside legal counsel that provides advice to the Compensation Committee, consistent with the rules prescribed by the SEC and the NYSE, and determined that such adviser is independent.

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The Compensation Committee consistently reviews our executive compensation program to ensure that it provides competitive pay opportunities. Our compensation program consists of elements designed to complement each other and reward achievement of short-term and long-term objectives tied to our performance through association with multiple performance metrics. We have chosen the selected metrics to align employee compensation, including compensation for the named executive officers, to our business strategy. The following are a few key 2019 actions and decisions with respect to our compensation program:

•	As in past years, the named executive officers were eligible to earn annual incentive compensation based upon achievement of specific financial, operational and organizational objectives for 2019, as approved by the Compensation Committee, that are designed to challenge the named executive officers to achieve high performance.
•	A significant portion of our named executive officers’ total cash compensation remains dependent on Company, business unit and individual performance.
•	The Compensation Committee determines total compensation and the individual components of compensation after reviewing survey data and pay levels, and the Company’s historical performance relative to, its peer group.
•	Our compensation program encourages employees to build and maintain an ownership interest in the Company. In addition to performance-based vesting, 2019 performance-based equity awards granted to our named executive officers are subject to time-based vesting following the end of the applicable three-year performance period.
•	In 2019, Semler Brossy was retained directly by and reported to the Compensation Committee. Semler Brossy had no prior relationship with any of our named executive officers.
•	Base salaries represented 9% to 19% of the total compensation opportunity for our named executive officers reflecting our philosophy of paying for performance and aligning the interests of our named executive officers with stockholders’ interests.
•	Based on the recommendations of management, a review of the Company’s business plan and strategic objectives and the analysis provided by Semler Brossy, the Compensation Committee established financial, revenue, profitability and individual goals for each named executive officer for 2019.

Overview of Our Executive Compensation Program

Objectives of Our Executive Compensation Program

The Compensation Committee is responsible for establishing, modifying and approving the compensation program for our executive officers. The objective of our executive compensation program is to attract, retain and motivate experienced and talented executives who can help the Company to achieve its business objectives designed to maximize stockholder value. We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis. In order to achieve this objective, our executive compensation program uses a combination of annual incentive bonuses and long-term incentives through equity-based compensation, in addition to annual base salaries. We use equity-based awards as long-term incentives because ownership of equity in the Company aligns the interests of the executive officers with long-term creation of stockholder value, while our annual incentive bonuses are intended to reward the attainment of narrower, short-term performance objectives. The program is intended to encourage high performance, promote accountability and ensure that the interests of the executive officers are aligned with the interests of our stockholders by linking a significant portion of executive compensation directly to achievement of corporate goals and increases in stockholder value. We seek to provide total compensation to our executive officers that is competitive with the total compensation paid by comparable REITs and other companies in our peer group, as discussed in more detail below.

The following are our principal objectives in establishing compensation for our executive officers:

•	Attract and retain individuals with superior ability, managerial talent and leadership capability;
•	Ensure that executive officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders;
•	Incentivize management to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance goals in these areas; and
•	Enhance the executive officers’ incentive to increase our stock price and maximize stockholder value, as well as promote retention of key executives, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in our Company through equity awards, including awards of restricted stock units covering shares of our Common Stock, or RSUs, and long-term incentive units in our Operating Partnership which are redeemable for shares of our Common Stock.

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Elements of Compensation

The major elements of compensation for our named executive officers are (1) a base salary, intended to provide a stable annual income for each executive officer at a level consistent with such officer’s individual contributions to the Company, (2) annual incentive bonuses, intended to link each executive officer’s compensation to the Company’s performance and to such executive officer’s business unit and/or individual performance, and (3) long-term compensation, which includes grants of RSUs and long-term incentive units in our Operating Partnership, intended to encourage actions to maximize stockholder value. Each of these elements is discussed in more detail below.

The following charts illustrate the allocation of the major elements of compensation for our named executive officers for 2019:

The percentages reflect 2019 base salary, 2019 target annual incentive bonuses and the aggregate grant date fair values of long-term incentive awards granted in 2019 (not including equity awards granted pursuant to the Equity Election Program, as defined and described in “Equity in Lieu of Annual Cash Bonuses” below).

We believe that each of these elements plays an important role in our overall executive compensation program and together serve to achieve our compensation objectives. The Compensation Committee allocates total compensation between the cash and long-term incentive components based on a review of the practices of our peer group and the performance of the executive officer and the Company, while considering the balance among providing stability, short-term incentives and long-term incentives to align the interests of management with our stockholders. The Compensation Committee did not utilize a formulaic approach in allocating the cash and long-term incentive portions of incentive compensation in 2019. For 2019, the percentage of salary and annual incentive bonus earned relative to total compensation ranged from 21% to 35% for our named executive officers.

We believe that our equity award program further enhances long-term stockholder value and encourages long-term performance by linking equity awards to the Company’s performance over a multiple-year period with a multiple-year vesting period. Therefore, equity is a key component of our executive compensation program, with long-term incentive awards ranging between 56% and 74% of our named executive officers’ total compensation in 2019. All equity awards granted to our named executive officer in 2019 were in the form of long-term incentive units in the Operating Partnership, except for restricted stock units (RSUs) granted to Mr. Wright. These awards put significant value at risk for our named executive officers and are effective as an ownership and retention tool. In addition, the Compensation Committee maintains the Equity Election Program (see “Equity in Lieu of Annual Cash Bonuses” below), pursuant to which eligible employees, including the Company’s named executive officers, may elect to receive all or any portion of their annual incentive bonuses that are otherwise payable in cash in the form of equity-based awards, further enhancing the alignment of interests of our executive officers with the interests of our stockholders. Annual incentive bonuses earned by our named executive officers in 2019 ranged from 114% to 134% of their respective target bonuses (without taking into account the Equity Election Program in which Mr. Stein elected to participate).

Determination of Compensation Awards

The Compensation Committee annually reviews and determines the total compensation to be paid to our named executive officers. Our management, after reviewing competitive market data and advice from the compensation consultant engaged by the Compensation Committee, makes recommendations regarding the compensation packages for our executive officers. Named executive officers do not make recommendations with respect to their own compensation. The Compensation Committee considers several factors in its review of these recommendations and in establishing the total compensation for each of our named executive officers, including each executive officer’s roles and responsibilities, each executive officer’s performance and significant accomplishments, our Company’s financial and operational targets and performance, and competitive market data applicable to each executive officer’s position and functional responsibilities.

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Competitive Market Data and Compensation Consultant

In November 2018 and February 2019, the Compensation Committee reviewed the salaries, annual incentive bonuses and long-term incentive compensation of our named executive officers, excluding our CEO. In conducting this review, the Compensation Committee retained the services of Semler Brossy as the Compensation Committee’s independent compensation consultant.

Semler Brossy reviewed the Company’s existing compensation program, provided current data with regard to industry trends, provided information regarding long-term compensation plans, identified and provided commentary on a peer group, provided cash and long-term incentive award information for the peer group and assessed and reviewed the Company’s annual and long-term incentive program.

Peer Group Review

The Compensation Committee reviews on an annual basis total cash and long-term compensation levels of our executive officers against those of our peer group companies in order to ensure executive compensation is set at levels that will attract, retain and motivate qualified executive officers while rewarding performance based on corporate objectives. The Compensation Committee determines annual base salaries after reviewing salary and other publicly available compensation data of, and the Company’s historical performance relative to, its peer group. The Compensation Committee sets compensation levels for each executive officer on the basis of several factors, including the executive officer’s level of experience, tenure with the Company, competitive market data applicable to the executive officer’s position and functional responsibilities, promoting retention, the performance of the executive officer and our Company’s annual and long-term performance.

In developing a peer group for the Company, the Compensation Committee considered the following key elements:

•	Our core operations are focused on data centers and real estate, limiting the number of our direct competitors;
•	Our operations are global, with data centers located in thirteen countries across five continents; and
•	We operate and are classified as a REIT and are one of the very few global data center REITs.

Our Compensation Committee utilized company size, scope and breadth of operations, as well as level of operational focus to determine which companies could reasonably be used to assess competitive pay. The peer group used to review 2019 base salaries, bonus targets and long-term equity awards consisted of the following fourteen companies, which were selected as our peer group companies in August 2018 by our Compensation Committee, with advice from our compensation consultant:

Alexandria Real Estate Equities, Inc.	Equinix, Inc.	Simon Property Group, Inc.
American Tower Corporation	Equity Residential	Ventas, Inc.
AvalonBay Communities, Inc.	HCP, Inc.	Vornado Realty Trust
Boston Properties, Inc.	Prologis, Inc.	Welltower, Inc.
Crown Castle International Corporation	Public Storage

In August 2019, the Compensation Committee and management, with advice from Semler Brossy, reviewed our peer group and determined it was in the best interest of the Company to modify our peer group to include only the largest publicly-traded equity REITs, which were REITs that had approximately $20 billion or more in enterprise value and approximately $10 billion or more in total assets. Based on these considerations, the following modifications, as recommended by Semler Brossy, were made to the above peer group:

+	Added: Realty Income Corporation, Weyerhaeuser	-	Removed: None.

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Our current peer group consists of the following sixteen companies.

	Ticker		Ticker
	Symbol		Symbol
Alexandria Real Estate Equities, Inc.	ARE	Prologis, Inc.	PLD
American Tower Corporation	AMT	Realty Income Corporation	O
AvalonBay Communities, Inc.	AVB	Public Storage	PSA
Boston Properties, Inc.	BXP	Simon Property Group, Inc.	SPG
Crown Castle International Corporation	CCI	Ventas, Inc.	VTR
Equinix, Inc.	EQIX	Vornado Realty Trust	VNO
Equity Residential	EQR	Welltower, Inc.	HCN
Healthpeak Properties (formerly HCP, Inc.)	PEAK	Weyerhaeuser	WY

Additionally, the Compensation Committee identified the following companies consisting exclusively of REITs that operate data centers, irrespective of size or scope of operations, to be used as an additional reference group:

•	CoreSite Realty Corporation (COR)
•	Equinix, Inc. (EQIX)
•	CyrusOne Inc. (CONE)
•	QTS Realty Trust, Inc. (QTS)

Annual Performance Reviews

To aid the Compensation Committee in setting base salaries, annual incentive targets and long-term equity awards, management provides recommendations annually to the Compensation Committee regarding the compensation of all named executive officers. The Compensation Committee, with input from the Board, annually reviews the performance of our Chief Executive Officer, and our Chief Executive Officer reviews the performance of the remaining named executive officers. All of these reviews are presented to the Compensation Committee to provide input about the named executive officers’ contributions to our success for the period being assessed.

Description of Individual Elements of Compensation

During the year ended December 31, 2019, total compensation for our named executive officers was composed of base salary, annual incentive bonuses and equity compensation awards. The Compensation Committee approved the following total compensation for each of our named executive officers for 2019, which consists of base salary, annual incentive bonus (excluding any elections made under the Equity Election Program (see “Equity in Lieu of Annual Cash Bonuses” below)), and the grant date fair value of long-term incentive awards:

	2019 Total	2018 Total
Named Executive Officer	Compensation	Compensation
A. William Stein	$ 11,428,571	$ 11,854,201
Andrew P. Power	5,457,143	4,805,263
Gregory S. Wright	5,475,879	N/A
Corey Dyer	3,260,096	N/A
Erich J. Sanchack	2,453,572	3,035,840

Messrs. Wright and Dyer were not named executive officers in 2018.

Annual Base Salary

We provide our named executive officers and other employees with base salaries to compensate them for services rendered each year. Base salaries comprise the stable part of the compensation program and are reviewed on an annual basis to remain competitive with our peers. The base salaries for each of the named executive officers for 2019 were determined based in part on the analysis by Semler Brossy of the compensation practices of companies in our peer group. The Compensation Committee also considered the Company’s historical performance relative to its peer group as well as the performance of each of our named executive officers and their contributions to our overall success. Based on its review, the Compensation Committee determined not to change the 2019 base salary rates of our named executive officers from their respective 2018 rates. The salaries paid in 2019 for all of our named executive officers

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are set forth under the heading “Executive Compensation —Summary Compensation Table.” The following table sets forth the 2019 annual base salary rates and the 2018 annual base salary rates for each named executive officer (excluding, with respect to 2018 rates, Messrs. Wright and Dyer, who were not named executive officers in 2018).

Named Executive Officer	2019 Salary	2018 Salary
A. William Stein	$ 1,000,000	$ 1,000,000
Andrew P. Power	600,000	600,000
Gregory S. Wright	550,000	N/A
Corey Dyer	400,000	N/A
Erich J. Sanchack	445,000	445,000

Annual Incentive Compensation

Our annual incentive bonus program is structured to reward our named executive officers based on our performance and the individual executive officer’s contribution to that performance. Annual incentive bonuses are paid in the following year if and to the extent performance objectives established by the Compensation Committee at the beginning of the applicable year are achieved. The Compensation Committee believes that the payment of the annual incentive bonus provides the incentive necessary to retain executive officers and reward them for short-term Company performance. Executive officers also have the option to receive all or part of their annual incentive bonus in equity. See “Equity in Lieu of Annual Cash Bonuses” below.

Each named executive officer’s annual incentive bonus opportunity for 2019 was established by our Compensation Committee and is described in the “Executive Compensation — Grants of Plan-Based Awards” table. Each named executive officer’s bonus opportunity provides for threshold, target and maximum bonus amounts, expressed as a percentage of base salary. In setting these amounts, our Compensation Committee considers, among other factors, each executive officer’s roles and responsibilities within our Company, the total compensation package associated with that position and competitive market data applicable to that position.

For 2019, the threshold, target and maximum bonus amounts, expressed as a percentage of annual base salary, were as follows:

Named Executive Officer	Threshold	Target	Maximum
A. William Stein	100%	200%	400%
Andrew P. Power	62.5%	125%	250%
Gregory S. Wright	50%	100%	200%
Corey Dyer	50%	100%	200%
Erich J. Sanchack	50%	100%	200%

The threshold, target and maximum bonus payout percentages for, and the differences in such percentages among, the named executive officers, were determined by reference to competitive market data and practices as well as consideration of each named executive officer’s performance, role and responsibilities at our Company.

For 2019, based on the recommendations of management and a review of the Company’s business plan, the Compensation Committee established financial, revenue, operational and individual goals for each named executive officer. The financial goals consisted of a core FFO target; the revenue goals included rental revenue and interconnection, and annualized bookings; and the operational goals were focused on Adjusted EBITDA margin. Individual goals were categorized around the following corporate goals for 2019: customer focus, innovation and differentiation, go-to-market, profitability and financial excellence, and organizational excellence.

FFO is used by industry analysts and investors as a supplemental performance measure of a REIT. In excluding real estate related depreciation and amortization, gains and losses from property dispositions and certain other gains and after adjustments for unconsolidated partnerships, joint ventures and certain other items, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. Core FFO is FFO adjusted to exclude certain items that do not reflect core revenue or expense streams and provides a performance measure that, when compared year over year, captures trends in our core business operating performance.

We believe that Adjusted EBITDA is a useful supplemental performance measure because it allows investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and other certain costs.

For definitions of FFO, core FFO and Adjusted EBITDA, see the Appendix.

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An overview of the structure of the annual incentive bonuses for the CEO and the other named executive officers is provided below:

Quantitative Measures	CEO	Other NEOs
• Core FFO Per Share • Revenue • Adjusted EBITDA Margin	75%	60%

Qualitative Measures • Business Unit/Individual Goals	25%	40%

For purposes of our 2019 annual incentive bonus program, the minimum, target and maximum levels of 2019 core FFO established by the Compensation Committee were $6.49, $6.64 and $6.71 per diluted share and unit, respectively. The minimum, target and maximum amounts were set by the Compensation Committee based on a number of factors, including expectations surrounding leasing assumptions, financing assumptions, earnings growth, general economic conditions, real estate and technology fundamentals and other specific circumstances facing the Company. For the purpose of determining bonuses, the Compensation Committee determined it was appropriate to use core FFO achieved by the Company and exclude certain profits, losses or expenses to give a more accurate picture of the Company’s annual performance. The core FFO achieved by the Company in 2019 was $6.65 per diluted share and unit, which was between the target and maximum core FFO levels.

The revenue goals for 2019 were comprised of rental revenues and interconnection and annualized bookings metrics. The Company achieved rental revenues and interconnection amounts and annualized bookings at below the target levels in 2019. The operational objective was measured by specific increases to the Adjusted EBITDA margin. The minimum, target and maximum levels of Adjusted EBITDA margin were 57.6%, 58.1%, and 58.6%, respectively. The Adjusted EBITDA margin achieved by the Company in 2019 was 58.7%, which was above the maximum level. The minimum, target and maximum levels for the 2019 Adjusted EBITDA margin goals were set at amounts lower than the 2018 Adjusted EBITDA margin goals due to the impact from new lease accounting rules, primarily ASC 842. The new lease accounting rules, which went into effect in 2019, require us to expense certain leasing costs that were previously capitalized and, as a result, these new rules had a direct impact on our 2019 net income and, accordingly, our Adjusted EBITDA margin.

The weightings of the specific financial, leasing, profitability and individual goals for each named executive officer were established by the Compensation Committee based on the named executive officer’s areas of responsibility, as follows:

	Core FFO	Revenues and		Individual
Named Executive Officer	Per Share	Bookings	Operational	Goals
A. William Stein	45%	20%	10%	25%
Andrew P. Power	30%	20%	10%	40%
Gregory S. Wright	30%	20%	10%	40%
Corey Dyer	30%	20%	10%	40%
Erich J. Sanchack	30%	20%	10%	40%

Individual goals for our named executive officers included performance objectives related to: deepening customer engagement and driving customer satisfaction; improving processes for customers; strategic acquisitions and new market expansion; delivering innovative new products and services that align with customers’ needs; driving operating improvements and optimizing our portfolio; financial and operating metrics; and leadership development and employee engagement.

The Compensation Committee, based in part on the recommendations of management, determined each named executive officer’s bonus based on the achievement of the established goals. For 2019, the Compensation Committee determined that the Company had met its financial goals above the target level for core FFO per diluted share and unit and exceeded the maximum level for the operational goal of Adjusted EBITDA margin, while its revenue goals were below target levels. Consistent with our pay-for-performance philosophy, the 2019 performance-based annual incentive bonuses for our named executive officers represented 114% to 134% of their respective target bonuses.

The following table sets forth for each named executive officer the 2019 bonus earned, the 2019 bonus earned as a percentage of the base salary rate, the 2019 bonus earned as a percentage of the target bonus amount and the 2019 bonus earned as a percentage of the maximum bonus amount:

		Percentage of
		2019 Base	Percentage of	Percentage of
Named Executive Officer	2019 Bonus	Salary Rate	2019 Target Bonus	2019 Maximum Bonus
A. William Stein	$ 2,428,571	243%	121%	61%
Andrew P. Power	857,143	143%	114%	57%
Gregory S. Wright	738,571	134%	134%	67%
Corey Dyer	450,367	114%	114%	57%
Erich J. Sanchack	508,571	114%	114%	57%

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In 2019, Mr. Dyer also received a one-time sign-on bonus of $675,000 in connection with the commencement of his employment with us in January 2019.

Equity in Lieu of Annual Cash Bonuses

The Compensation Committee maintains a program (the Equity Election Program) pursuant to which eligible employees, including the Company’s named executive officers, may elect to receive all or any portion of their annual incentive bonuses that are otherwise payable in cash in any combination of the following: (i) cash, (ii) fully-vested profits interest units or fully-vested shares of Common Stock, in either case, equal to 100% of the annual incentive bonus amount subject to the election, and (iii) unvested profits interest units or unvested restricted stock units covering shares of Common Stock, in either case, having a value equal to 125% of the annual incentive bonus amount subject to the election. The unvested profits interest units and unvested restricted stock units will vest with respect to 50% of the total number of profits interest units or restricted stock units (as applicable) subject to the award on each of the first two anniversaries of the grant date, subject to the employee’s continued service through the applicable vesting date (except as otherwise provided in the applicable award agreement). Unvested profits interest units and unvested restricted stock units will be subject to accelerated vesting in the event of a change in control of the Company or certain qualifying terminations of employment. In the event of a qualifying termination of employment, the units or shares so accelerated may not be disposed of prior to the date on which such units or shares would have otherwise vested under the award’s original vesting schedule.

The following named executive officer elected to receive a percentage of his annual incentive bonus for 2019 in unvested profits interest units, in lieu of cash:

	Percentage of Bonus	Profits Interest
Named Executive Officer	Subject to Election	Units (#)
A. William Stein	100%	22,924	(1)
(1)	Reflects a value equal to 125% of the annual incentive bonus amount subject to the election. 50% of the award will vest on each of the first two anniversaries of the grant date, subject to the executive officer’s continued service through the applicable vesting date.

Long-Term Incentive Compensation

We have granted to our executive officers long-term incentive awards consisting of profits interest units in our Operating Partnership and RSUs covering shares of the Company’s Common Stock (as applicable) under our 2014 Plan. We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis. The Compensation Committee believes that, while our annual incentive bonus program provides awards for positive short-term performance, equity participation in the form of long-term incentive awards creates a vital long-term partnership between executive officers and stockholders. The program is intended to encourage high performance, promote accountability and ensure that the interests of the executive officers are aligned with the interests of our stockholders by linking a significant portion of executive compensation directly to increases in stockholder value.

The Compensation Committee approves long-term incentive awards on the basis of several factors, including the executive officer’s total compensation package, the executive officer’s roles and responsibilities within our Company, the executive officer’s performance and significant accomplishments, our Company’s financial and operating performance and competitive market data applicable to each executive officer’s position and functional responsibilities.

2019 Long-Term Incentive Awards

The Compensation Committee believes that long-term incentive awards are an effective incentive to retain our named executive officers and increase their performance and closely align the interests of our named executive officers with the long-term interests of our stockholders. Long-term incentive awards in the form of profits interest units may be issued to eligible participants for the performance of services to or for the benefit of our Operating Partnership. Such units (other than Class D Units that have not performance vested), whether vested or not, receive the same quarterly per-unit distributions as common units in our Operating Partnership, which equal the per-share distributions on our Common Stock. Class D Units that have not performance vested generally receive quarterly per-unit distributions equal to ten percent of the distributions made with respect to an equivalent number of common units in our Operating Partnership.

For more information on how these units reach full parity with the common units in the Operating Partnership, please see Note 15 to the Company’s and our Operating Partnership’s consolidated financial statements for the fiscal year ended December 31, 2019, included in the Company’s and Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2019.

In addition, long-term incentive awards in the form of RSUs may be issued to eligible participants under our 2014 Plan. RSUs are granted in tandem with corresponding dividend equivalents (Dividend Equivalents) which represent the right to receive amounts equal to the dividends paid (if any) on the shares of Common Stock underlying such RSUs, payable in the same form and amounts as dividends paid to each holder of a share of Common Stock. Dividend Equivalent amounts are paid on a current basis on unvested and vested RSUs (other than performance-vested RSUs that have not performance vested).

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In 2019, we granted long-term incentive awards to all of our named executive officers, consisting of time-vesting RSUs for Mr. Wright and both time-vesting and performance-vesting profits interest units in our Operating Partnership to our other named executive officers.

Our 2019 long-term incentive program aims to align the interests between our senior management, including our named executive officers, and our stockholders. Additional details of our long-term equity incentive program for 2019 are set forth below:

Feature	2019 Long-term Equity Incentive Program
Award Composition:	A mixture of performance-based and time-based awards were granted to our named executive officers in 2019 as follows:

	CEO and CFO: 75% performance-based + 25% time-based
	Chief Investment Officer: 100% time-based
	All other named executive officers: 67% performance-based + 33% time-based
Performance Period:	Three years
Performance Criteria:	Total stockholder return over the performance period measured relative to the MSCI US REIT Index (RMS)
Vesting based on satisfaction of performance condition:	Less than threshold:	0%
	At threshold:	25%
	At target:	50%
	At maximum:	100%
Time vesting of equity awards that performance vest:	50% following the end of the three-year performance period and 50% in the following year
Time vesting of equity awards that time vest only	25% per year over a four-year period

Vesting of our performance-based long-term incentive awards is illustrated below:

2019 Annual Equity Awards

Class D Units

In 2019, the Compensation Committee granted awards of performance-based Class D Units in our Operating Partnership to each of our named executive officers, except for Mr. Wright who received RSUs in 2019. Our named executive officers’ 2019 equity awards are set forth below in the “Executive Compensation — Grants of Plan-Based Awards” table.

The Class D Units awarded in 2019 are subject to performance-based vesting on a multi-year performance period, subject to the executive officer’s continued service. The performance condition of the 2019 Class D Units is based on our total stockholder return (TSR) over a period of three years commencing in January 2019 or, if earlier, ending on the date on which a change in control of the Company occurs (the Performance Period), measured relative to the MSCI US REIT Index (RMS) over the Performance Period (the Performance Condition).

A portion of each award of Class D Units is designated as a number of “base units” with respect to which performance vesting is measured based on the difference between the Company’s TSR percentage and the TSR percentage of the RMS (the MSCI Index Relative Performance). In the event that the MSCI Index Relative Performance during the Performance Period is achieved at the “threshold,” “target” or “high” level as set forth below, the award will become performance-vested with respect to the percentage of base units set forth below:

	Below Threshold	Threshold	Target	High
MSCI Index Relative Performance	< -300 bps	-300 bps	+100 bps	+500 bps
Performance Vesting Percentage	0%	25%	50%	100%

In the event that the MSCI Index Relative Performance is achieved at less than the “threshold” level, none of the base units will vest.

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If the MSCI Index Relative Performance falls between the levels specified above, the percentage of base units that will performance vest will be determined using straight-line linear interpolation between such levels.

An additional number of Class D Units subject to the award (the distribution equivalent units) having a value equal to the dividends declared during the Performance Period in respect of the shares of our Common Stock corresponding to the base units that become performance vested (less any actual distributions made with respect to such units) will vest in full as of the completion of the Performance Period. For purposes of calculating the number of distribution equivalent units, the dividend amount will be adjusted (plus or minus) to reflect the gain or loss on such amount had the dividends been reinvested in shares of our Common Stock on the applicable payment dates. Any distribution equivalent units that do not become vested and earned will be cancelled and forfeited upon the completion of the Performance Period.

Following the completion of the Performance Period, the 2014 Plan administrator will determine the number of base units that have become performance-vested and the number of distribution equivalent units that vested. The number of Class D Units that constitute distribution equivalent units plus the number of performance-vested base units are collectively referred to as the “Performance Vested Units.”

Following the completion of the Performance Period, the performance-vested base units are subject to the award’s time vesting condition and become fully vested as follows, subject to the executive officer’s continued service through each applicable vesting date: 50% on February 27, 2022 and 50% on February 27, 2023. Distribution equivalent units will vest in full as of the completion of the Performance Period and will not be subject to additional time vesting requirements.

In the event of a change in control of the Company, all outstanding Performance Vested Units (including any Class D Units that become Performance Vested Units in connection with the change in control) will vest in full as of the date of the change in control, subject to the executive officer’s continued service until immediately prior to the change in control.

Except as otherwise described below, any Class D Units that have not fully vested as of the date on which an executive officer’s service terminates for any reason will be cancelled and forfeited by the executive officer.

If an executive officer’s service terminates due to death or disability prior to the completion of the Performance Period, the Class D Units will remain outstanding and eligible to become Performance Vested Units in accordance with the performance vesting schedule described above, and any Class D Units that become Performance Vested Units will be fully vested as of the completion of the Performance Period. Any Class D Units that do not become fully vested will be cancelled and forfeited upon the completion of the Performance Period.

If an executive officer’s service is terminated by the Company or an affiliate thereof other than for cause, by the executive officer for good reason, or due to the executive officer’s retirement (each such term as defined in the applicable award agreement), in any case, prior to the completion of the Performance Period, the Class D Units will remain outstanding and eligible to become Performance Vested Units in accordance with the performance vesting schedule described above, and the number of such units that vest in full upon the completion of the Performance Period will be determined on a pro rata basis, based on the number of days that the executive officer was employed during the Performance Period. Any Class D Units that do not become fully vested will be cancelled and forfeited upon the completion of the Performance Period.

If an executive officer’s service is terminated due to the executive officer’s death or disability, by the Company or an affiliate thereof other than for cause, by the executive officer for good reason or due to the executive officer’s retirement, in any case, following the completion of the Performance Period, any Performance Vested Units that remain subject to time-based vesting will vest in full upon such termination.

Time-Based Long-Term Incentive Awards

In 2019, the Compensation Committee granted awards of time-based long-term incentive awards consisting of RSUs (for Mr. Wright) and profits interest units in our Operating Partnership for our other named executive officers. Our named executive officers’ 2019 equity awards are set forth below in the “Executive Compensation — Grants of Plan-Based Awards” table.

The time-based long-term incentive awards generally vest 25% per year over a four-year period, subject to the named executive officer’s continued service through the applicable vesting date. Except as otherwise described below, any long-term incentive awards that have not vested as of the date on which a named executive officer’s service terminates for any reason will be cancelled and forfeited by the named executive officer.

If a named executive officer’s service is terminated by the Company or an affiliate thereof other than for cause or by the named executive officer for good reason (each such term as defined in the applicable award agreement), then subject to the named executive officer’s execution of a general release of claims, his award will vest with respect to that number of time-based profits interest units or RSUs (as applicable) that would have become vested during the 12–month period immediately following such termination (had the named executive officer remained continuously employed through such period). If such termination occurs upon or within the 12–month period following a change in control of the Company, then subject to the named executive officer’s execution of a general release of claims, all outstanding time-based profits interest units or RSUs (as applicable) will vest in full.

If a named executive officer’s service terminates due to death or disability, the time-based profits interest units or RSUs (as applicable) will vest in full upon such termination.

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2017 Performance Award Results

The performance-based Class D Unit awards granted to Messrs. Stein and Power in 2017, which were eligible to performance-vest based on the Company’s MSCI Index Relative Performance for the three-year performance period ended December 31, 2019, satisfied the performance condition between the “target” and “high” levels at approximately 129% of target. The Class D Units that satisfied the performance condition are subject to an additional time vesting condition as follows, subject to the executive officer’s continued service through the applicable vesting date: 50% vested on February 27, 2020 and 50% will vest on February 27, 2021. No other named executive officers were employed by the Company in 2017 and therefore, no other named executive officers received grants of performance-based Class D Units in 2017.

Severance and Change in Control Benefits

In 2019, we were party to employment agreements with all of our named executive officers to help provide stability and security and encourage them to remain with us.

On December 10, 2019, the Compensation Committee approved a form of Executive Severance Agreement, which we refer to as the Severance Agreement, to be entered into with certain executives upon the expiration of their current employment agreements with us. The Company entered into the Severance Agreement with Mr. Sanchack in January 2020 upon the expiration of his employment agreement with us. The terms of his Severance Agreement are described below in more detail under the caption “Executive Compensation —Potential Payments upon Termination or Change in Control – Severance Agreement.”

The employment agreements and Severance Agreement include severance and change in control benefits, among other things. The terms of these severance and change in control arrangements are described below in more detail under the caption “Executive Compensation — Potential Payments upon Termination or Change in Control.” We provide these benefits to our named executive officers in order to give them the personal security and stability necessary for them to focus on the performance of their duties and responsibilities to us and to encourage retention through a potential change in control.

Perquisites

We generally provide our named executive officers with perquisites and other personal benefits that apply uniformly to all of our employees. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers. In 2019, we provided the named executive officers with basic life insurance, medical, dental, vision and disability insurance benefits, for which our named executive officers were charged the same rates as all other employees, 401(k) matching funds, health savings account employer contributions and parking, as applicable. Additionally, in 2019, we reimbursed Mr. Sanchack for $139,895 in relocation costs. We have agreed to reimburse Mr. Dyer for up to $25,000 per year in expenses incurred by him in connection with certain financial advisory services relating to his relocation to Canada; however, Mr. Dyer did not request reimbursement of any such expenses in 2019. Subject to certain limitations, all of our employees, including our named executive officers, may make contributions to eligible charitable organizations and, under our Matching Gifts Program, the Company will match the contributions up to $5,000 for each of our employees, including our named executive officers. Other than these standard benefits (and, for Messrs. Sanchack and Dyer, the expense reimbursements), we do not provide any other perquisites.

Tax and Accounting Considerations

Internal Revenue Code Section 162(m)

When reviewing compensation matters, the Compensation Committee considers the anticipated tax consequences to us (and, when relevant, to our executive officers) of the various payments under our compensation programs. Section 162(m) of the Internal Revenue Code (the Code) generally disallows a tax deduction for any publicly held corporation for individual compensation of more than $1.0 million in any taxable year to certain executive officers. For tax years beginning on or prior to December 31, 2017, the deduction limit has an exception for compensation that was performance-based under a plan that was approved by the stockholders and that meets certain other technical requirements. However, the Tax Cuts and Jobs Act, which was enacted in December 2017, amended certain provisions of Section 162(m) of the Code, including eliminating the exemption for such performance-based compensation, effective for tax years beginning after December 31, 2017, with an exception for compensation provided pursuant to a written binding contract in effect on November 2, 2017, and which has not been modified in any material respect on or after that date. We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided that we distribute to our stockholders at least 100% of our taxable income each year. As a result, we do not expect that the Tax Cuts and Jobs Act or the payment of compensation which is not deductible due to Section 162(m) of the Code will have a material

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adverse federal income tax consequence to us, provided we distribute at least 100% of our taxable income each year. The Compensation Committee has not historically limited executive compensation to the amount deductible under Section 162(m) of the Code and may in the future approve compensation that would not have qualified as performance-based compensation under Section 162(m) as in effect prior to the Tax Cuts and Jobs Act.

ASC Topic 718

Accounting Standards Codification Topic 718, Compensation — Stock Compensation (ASC Topic 718) requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock-based compensation are accounted for under ASC Topic 718. The Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity compensation awards. As accounting standards change, we may revise certain programs to appropriately align the cost of our equity awards with our overall executive compensation philosophy and objectives.

Compensation Committee Report*

The Compensation Committee of the Board of Directors (the Board) of Digital Realty Trust, Inc., a Maryland corporation (the Company), has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K set forth in the Company’s Proxy Statement with management. Based on such review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Kevin J. Kennedy, Chair Mark R. Patterson Mary Hogan Preusse Dennis E. Singleton

*	The material in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2019, Messrs. Singleton, Kennedy, Patterson, and Roberts (who retired from the Board in May 2019) and Ms. Hogan Preusse served as members of our Compensation Committee. None of the members of our Compensation Committee is currently, or has been, an officer or employee of our Company. No interlocking relationships exist currently or existed in the last completed fiscal year.

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Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of the named executive officers for the years ended December 31, 2019, 2018 and 2017 (except for Messrs. Wright and Dyer, who were not named executive officers in 2018 and 2017, and Mr. Sanchack, who was not a named executive officer in 2017).

(a)	(b)	(c)	(d)		(e)		(f)		(g)		(h)
							Non-Equity
							Incentive Plan		All Other
Name and		Salary	Bonus		Stock		Compensation		Compensation		Total
Principal Position	Year	($)	($)	(1)	Awards ($)	(2)	($)	(3)	($)	(4)	($)
A. William Stein	2019	$ 1,000,000	$—		$ 8,607,025		$ 2,428,571		$ 302,104		$ 12,337,700
Chief Executive Officer	2018	1,142,087	—		8,794,050		2,354,433		211,493		12,502,063
	2017	980,000	—		7,124,814		2,145,433		116,241		10,366,488
Andrew P. Power	2019	600,000			4,000,000		857,143		161,744		5,618,887
Chief Financial Officer	2018	691,154			3,199,739		1,005,523		129,345		5,025,761
	2017	583,103	—		1,999,879		876,923		94,482		3,554,387
Gregory S. Wright	2019	537,308	—		4,200,000		738,571		193,282		5,669,161
EVP, Chief Investment Officer
Corey Dyer(5)	2019	384,729	675,000		2,425,000		450,367		91,930		4,027,026
EVP, Global Sales & Marketing
Erich J. Sanchack	2019	445,000	—		1,500,000		508,571		233,288		2,686,859
EVP, Operations	2018	405,635	562,000		2,099,775		530,431		77,379		3,675,220
(1)	Amounts in this column represent sign-on bonuses paid to Mr. Dyer in 2019 and Mr. Sanchack in 2018 in connection with the commencement of their employment with us.
(2)	The amounts in this column include the full grant date fair value of long-term incentive awards granted during the applicable fiscal year in accordance with ASC Topic 718. For additional information on the valuation assumptions for 2019, refer to Note 15 to the Company’s and Operating Partnership’s consolidated financial statements for the fiscal year ended December 31, 2019, included in the Company’s and Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2019.
The amounts shown in this column (e) for 2019 include the grant date fair value of performance-based Class D Units granted in January and February 2019 based on the probable outcome of the performance condition to which such long-term incentive units are subject, which is target level performance, based on a Monte Carlo model and calculated in accordance with ASC Topic 718. These long-term incentive units are subject to achievement of the performance condition as described in the section above entitled “Compensation Discussion and Analysis — Description of Individual Elements of Compensation — 2019 Annual Equity Awards.” The table below provides the estimated values of the 2019 performance-based long-term incentive units granted at the threshold, target and maximum levels based on the FASB ASC Topic 718 value:

			Value at Target		Value at
	Value at		(100%) (Reported		Maximum
Name	Threshold (50%)	(a)	in Column (e) Above)	(a)	(200%)	(a)
A. William Stein	$ 3,000,053		$ 5,999,992		$ 11,999,984
Andrew P. Power	1,125,047		2,249,864		4,499,729
Corey Dyer	418,704		837,407		1,674,814
Erich J. Sanchack	502,473		1,004,832		2,009,663
(a)	Reflects value for base units.
The amounts shown in this column for 2019 for Mr. Stein also include the incremental value associated with his election to receive a percentage of his annual incentive bonus in the form of unvested profits interest units (with a 25% premium value), in lieu of cash, pursuant to the Equity Election Program. The value of such profits interest units was determined in accordance with ASC Topic 718.
(3)	The amounts in this column represent performance-based annual incentive awards that were earned during the specified year and paid in the following year. See “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—Annual Incentive Compensation” for a discussion of each named executive officer’s actual bonus relative to his target bonus for 2019. Mr. Stein elected to receive a percentage of his annual incentive bonuses for 2018 and 2019 in the form of unvested profits interest units, in lieu of cash, under the Equity Election Program. The 25% premium value associated with such unvested profits interest units is reflected in column (e).

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(4)	The following table sets forth the amount of each other item of compensation paid to, or on behalf of, our named executive officers in 2019 included in the “All Other Compensation” column.

			Distributions/
			Dividend
			Equivalents from
	Insurance		Unvested LTI		Retirement
Named Executive Officer	Premiums	(a)	Awards	(b)	Match	(c)	Other	(d)	Total
A. William Stein	$ 20,681		$ 259,623		11,200		$10,600		$302,104
Andrew P. Power	14,222		126,622		11,200		9,700		161,744
Gregory S. Wright	19,996		170,286		—		3,000		193,282
Corey Dyer	17,082		60,182		12,127		2,538		91,930
Erich J. Sanchack	20,681		53,512		11,200		147,895		233,288
(a)	Includes medical, dental, vision and disability insurance premiums and basic life insurance premiums.
(b)	Excludes distributions paid on vested long-term incentive awards.
(c)	Includes 401(k) matching funds. Also includes contributions to a Canadian Retirement Savings Plan for Mr. Dyer.
(d)	Includes health savings account employer contributions, parking and matching donations under our Matching Gifts Program, as applicable. Also includes $139,895 in relocation reimbursements for Mr. Sanchack.
(5)	In 2019, Mr. Dyer relocated to our Toronto office and portions of his salary and benefits from that point forward were paid in Canadian dollars. Amounts paid in Canadian dollars are reflected in the above table in U.S. dollars based on the exchange rates in effect as of December 31, 2019. In addition, Mr. Dyer is entitled to reimbursement of up to $25,000 every year related to financial service advice regarding his relocation to Canada, however, Mr. Dyer did not request reimbursement of any such expenses in 2019.

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Grants of Plan-Based Awards

The following table provides information concerning payouts under plan-based awards granted or awarded during 2019 to each of our named executive officers.

										All Other
			Estimated Future				Estimated Future			Stock		Grant Date
			Payouts Under Non-Equity				Payouts Under Equity			Awards:		Fair Value
			Incentive Plan Awards(1)				Incentive Plan Awards(2)			Number of		of Stock
										Shares of		and Option
	Grant		Threshold	Target		Maximum	Threshold	Target	Maximum	Stock or		Awards
Name	Date		($)	($)		($)	(#)	(#)	(#)	Units (#)	(3)	($)	(4)
A. William Stein			$ 1,000,000	$ 2,000,000	(5)	$ 4,000,000
Chief Executive Officer	1/1/2019						25,241	50,482	100,964			$ 5,812,497
	2/21/2019						824	1,647	3,294			187,494
	2/21/2019									17,186		1,999,935
		(6)								4,584		607,025
Andrew P. Power			375,000	750,000	(5)	1,500,000
Chief Financial Officer	1/1/2019						8,468	16,935	33,870			1,949,896
	2/21/2019									15,036		1,749,739
	2/21/2019						1,318	2,635	5,270			299,968
Gregory S. Wright			275,000	550,000	(5)	1,100,000
EVP, Chief Investment Officer	1/1/2019									39,418		4,199,988

Corey Dyer			200,000	400,000	(5)	800,000
EVP, Global Sales & Marketing	2/21/2019						3,678	7,356	14,712			846,970
	2/21/2019									3,544		412,415
	2/28/2019									10,387		1,174,977
Erich J. Sanchack			222,500	445,000	(5)	890,000
EVP, Operations	1/1/2019						3,928	7,855	15,710			904,425
	2/21/2019									4,253		494,922
	2/21/2019						441	882	1,764			100,407
(1)	Represents annual incentive awards at the threshold, target and maximum amounts based on 2019 base salaries. See the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column for actual 2019 bonuses earned based on 2019 performance and which were paid in 2020.
(2)	Represents performance-based Class D Units in our Operating Partnership awarded in 2019 to our named executive officers, except for Mr. Wright who received an award of time-based restricted stock units in 2019. With respect to performance-based Class D Units, indicated threshold, target and maximum amounts correspond to the number of base Class D Units that would be earned in the event that specified minimum, target and maximum levels, respectively, were achieved. These amounts exclude distribution equivalent units which are eligible to vest upon the conclusion of the applicable performance period. For more information on 2019 long-term incentive unit awards, see “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—2019 Long-Term Incentive Awards.”
(3)	Represents time-based long-term incentive awards, consisting of RSUs (for Mr. Wright) and profits interest units in our Operating Partnership for our other named executive officers, awarded in 2019 and, for Mr. Stein, the number of incremental unvested profits interest units granted in February 2020 in connection with Mr. Stein electing to receive a percentage of his 2019 annual incentive bonus in the form of unvested profits interest units (with a 25% premium value), in lieu of cash, under the Equity Election Program. For more information on the 2019 long-term incentive unit awards, see “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—2019 Long-Term Incentive Awards.”
(4)	Represents the full grant date fair value of performance-based Class D Units and time-based long-term incentive awards granted to each of our named executive officers during 2019 and, for Mr. Stein, the incremental value of unvested profits interest units received in connection with his electing to receive a percentage of his annual incentive bonus in the form of unvested profits interest units (with a 25% premium value), in lieu of cash, under the Equity Election Program, in each case, in accordance with ASC Topic 718. For additional information on the valuation assumptions, refer to Note 15 to the Company’s and our Operating Partnership’s consolidated financial statements for the fiscal year ended December 31, 2019, included in the Company’s and our Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2019.
The amounts shown include the grant date fair value of performance-based Class D Units granted in 2019, based on the probable outcome of the performance condition to which such Class D Units are subject, which is target level performance, calculated in accordance with ASC Topic 718. These Class D Units are subject to achievement of the performance condition as described in “Compensation Discussion and Analysis — Description of Individual Elements of Compensation — 2019 Long-Term Incentive Awards.” The grant date fair values of the performance-based Class D Units granted in 2019 are as follows:
A. William Stein	$ 5,999,992
Andrew P. Power	2,249,864
Corey Dyer	846,970
Erich J. Sanchack	1,004,832
(5)	Represents target annual incentive awards based on amounts established for 2019. Actual annual incentive awards are based on 2019 base salary rates.
(6)	Represents the incremental number of unvested profits interest units granted to Mr. Stein in February 2020 in connection with Mr. Stein electing to receive a percentage of his 2019 annual incentive bonus in the form of unvested profits interest units (with a 25% premium value), in lieu of cash, under the Equity Election Program. For more information on unvested profits interest units, see “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—Annual Incentive Compensation—Equity in Lieu of Annual Cash Bonuses.”

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Narrative Disclosure to Compensation Tables

Employment Agreements

Summary

In 2019, we were party to employment agreements (collectively, the Employment Agreements) with all of our named executive officers.

The Employment Agreements have current terms ending on July 2, 2021 (for Mr. Stein), January 1, 2022 (for Messrs. Power and Wright) and January 7, 2022 (for Mr. Dyer), and the Employment Agreement for Mr. Sanchack had a term that ended on January 25, 2020. The term of each of the Employment Agreements for Messrs. Stein, Power, Wright and Dyer will automatically be extended for one additional year upon the expiration of the initial current term unless either party provides notice of such party’s intention not to renew the applicable Employment Agreement not less than 60 days prior to the expiration of the initial term.

Upon the expiration of Mr.  Sanchack’s Employment Agreement in January 2020, we entered into a Severance Agreement with Mr.  Sanchack, which replaced his Employment Agreement. The Severance Agreement with Mr. Sanchack provides for his employment to be at-will and has a current term ending on January 31, 2022 that will automatically be extended for one additional year upon the expiration of the initial term unless either party provides notice of non-renewal to the other. In the event that a change in control occurs during the term of the Severance Agreement, such term will automatically be extended to the second anniversary of the date of such change in control. For more information on the Severance Agreement with Mr. Sanchack, see “Executive Compensation—Potential Payments upon Termination or Change in Control—Severance Agreements.”

Pursuant to the terms of each Employment Agreement, the annual base salary of each of the named executive officers is (or, for Mr. Sanchack, was) subject to increase, but not decrease, in the discretion of the Compensation Committee. Please see page 51 for the 2019 salaries of our named executive officers.

Each Employment Agreement also provides (or, for Mr. Sanchack, provided) that the applicable named executive officer is eligible to earn an annual cash performance bonus under the Company’s incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. Mr.  Stein’s Employment Agreement provides that his target and maximum annual bonuses will be at least 150% and 300%, respectively, of his base salary. Mr. Stein’s target and maximum annual bonus levels were increased in 2019 to 200% and 400%, respectively, of his base annual salary. The Employment Agreement with Mr. Power provides that his target and maximum annual bonuses will be 125% and 250%, respectively, of his base salary. The Employment Agreements of Messrs. Dyer, Wright, and Sanchak each provide (or for Mr. Sanchak, provided) that the target and maximum annual bonuses of each such named executive officer will be 100% and 200%, respectively, of his base salary. Please see page 51 for 2019 target and maximum annual bonuses of our named executive officers.

Each Employment Agreement provides (or, for Mr. Sanchack, provided) that the applicable named executive officer is eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and medical and other group welfare plan coverage and fringe benefits provided to similarly-situated executive officers.

Each Employment Agreement, as well as Mr. Sanchack’s Severance Agreement, provides for certain severance payments and benefits on a qualifying termination of employment, as described below under “Executive Compensation — Potential Payments upon Termination or Change in Control.” The Employment Agreements with each of Messrs. Stein, Power, Wright and Dyer and Mr. Sanchack’s Severance Agreement also provide that in the event of such executive officer’s retirement, the executive officer will enter into a consulting agreement with us pursuant to which he will provide us with support on matters that would normally involve the position and role last held by the executive officer prior to such retirement, and litigation support and senior client relationship management services.

The Employment Agreements, as well as Mr. Sanchack’s Severance Agreement, contain or reference confidentiality covenants by the named executive officers which apply indefinitely and other restrictive covenants that include non-solicitation and non-competition obligations both during employment with the Company, and, for some, a limited time afterward.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning the outstanding equity awards held by our named executive officers as of December 31, 2019.

	Stock Awards
									Equity Incentive
							Equity Incentive		Plan Awards:
			Number				Plan Awards:		Market or
			of Shares		Market Value		Number of		Payout Value of
			or Units of		of Shares or		Unearned Shares,		Unearned Shares,
			Stock That		Units of Stock		Units or Other		Units or Other
			Have Not		That Have Not		Rights That Have		Rights That Have
Name	Grant Date		Vested (#)	(1)	Vested ($)	(2)	Not Vested (#)	(3)	Not Vested ($)	(2)(3)
A. William Stein	1/1/2016	(4)	61,463		$7,359,580		—		$—
Chief Executive Officer	2/16/2016	(5)	1,555		186,196		—		—
	1/1/2017	(6)	38,144		4,567,363		—		—
	2/28/2017	(6)	9,177		1,098,854		—		—
	2/28/2017	(7)	8,247		987,496		—		—
	1/1/2018	(8)	—		—		21,842		2,615,301
	3/2/2018	(9)	13,602		1,628,703		—		—
	3/2/2018	(9)	5,727		685,751		—		—
	3/9/2018	(8)	—		—		2,150		257,441
	3/9/2018	(9)	1,136		136,025		—		—
	1/1/2019	(10)	—		—		25,241		3,022,357
	2/21/2019	(10)	—		—		824		98,606
	2/21/2019	(11)	17,186		2,057,852		—		—
	2/21/2019	(12)	12,645		1,514,112		—		—
Andrew P. Power	1/1/2016	(4)	16,595		1,987,085		—		—
Chief Financial Officer	2/16/2016	(5)	622		74,478		—		—
	1/1/2017	(6)	9,603		1,149,863		—		—
	2/28/2017	(6)	2,270		271,810		—		—
	2/28/2017	(7)	3,056		365,925		—		—
	1/1/2018	(8)	—		—		5,477		655,756
	3/2/2018	(9)	9,622		1,152,138		—		—
	3/9/2018	(8)	—		—		2,752		329,524
	1/1/2019	(10)	—		—		8,468		1,013,898
	2/21/2019	(10)	—		—		1,318		157,757
	2/21/2019	(11)	15,036		1,800,411		—		—
Gregory S. Wright	1/1/2019	(13)	29,564		3,539,993		—		—
EVP, Chief Investment Officer
Corey Dyer	2/21/2019	(10)	—		—		3,678		440,404
EVP, Global Sales & Marketing	2/21/2019	(11)	3,544		424,359		—		—
	2/28/2019	(14)	10,387		1,243,739		—		—
Erich J. Sanchack	2/13/2018	(15)	4,756		569,483		—		—
EVP, Operations	3/1/2018	(8)	—		—		4,504		539,309
	3/1/2018	(9)	3,378		404,482		—		—
	1/1/2019	(10)	—		—		3,928		470,279
	2/21/2019	(10)	—		—		411		52,805
	2/21/2019	(11)	4,253		509,254		—		—
(1)	Represents long-term incentive awards, including profits interest units in our Operating Partnership and restricted stock units, subject to time-vesting, which vest in installments over periods of approximately two to four years, following the grant date.
(2)	Based on the closing market price of our Common Stock on December 31, 2019 of $119.74 per share.
(3)	Represents performance-based long-term incentive units that vest based on the Company’s performance relative to the MSCI US REIT Index (RMS) during the applicable three-year performance period. Amounts shown assume the Company’s achievement of the threshold level of performance for each applicable award.

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(4)	Performance-based long-term incentive units that vest based on the Company’s performance relative to the MSCI US REIT Index during the performance period from January 1, 2016 to December 31, 2018. Performance-based long-term incentive units that satisfied the performance condition vested on February 27, 2019 (50%) and February 27, 2020 (50%).
(5)	Time-based long-term incentive units vested on February 16, 2017 (25%), February 16, 2018 (25%), February 16, 2019 (25%) and February 16, 2020 (25%).
(6)	Performance-based long-term incentive units that vest based on the Company’s performance relative to the MSCI US REIT Index during the performance period from January 1, 2017 to December 31, 2019. Performance-based long-term incentive units that satisfied the performance condition vested on February 27, 2020 (50%) and will vest on February 27, 2021 (50%).
(7)	Time-based long-term incentive units vested on February 27, 2018 (25%), February 27, 2019 (25%), and February 27, 2020 (25%), and will vest on February 27, 2021 (25%).
(8)	Performance-based long-term incentive units that vest based on the Company’s performance relative to the MSCI US REIT Index during the performance period from January 1, 2018 to December 31, 2020. Performance-based long-term incentive units that satisfy the performance condition will vest on February 27, 2021 (50%) and February 27, 2022 (50%).
(9)	Time-based long-term incentive units vested on February 27, 2019 (25%) and February 27, 2020 (25%) and will vest in equal amounts (25%) on each of February 27, 2021 and February 27, 2022.
(10)	Performance-based long-term incentive units that vest based on the Company’s performance relative to the MSCI US REIT Index during the performance period from January 1, 2019 to December 31, 2021. Performance-based long-term incentive units that satisfy the performance condition will vest on February 27, 2022 (50%) and February 27, 2023 (50%).
(11)	Time-based long-term incentive units vested on February 27, 2020 (25%) and will vest in equal amounts (25%) on February 27 2021, February 27, 2022 and February 27, 2023.
(12)	Time-based long term incentive units vested on February 27, 2020 (50%) and will vest on February 27, 2021 (50%). These units were received in connection with Mr. Stein’s election to receive a percentage of his 2018 annual incentive bonus in the form of unvested profits interest units (with a 25% premium value), in lieu of cash, under the Equity Election Program.
(13)	Time-based RSUs (for Mr. Wright) vested on February 27, 2020 (25%) and will vest in equal amounts (25%) on each of February 27, 2021, February 27, 2022 and February 27, 2023.
(14)	Time-based long-term incentive units vested on February 28, 2020 (50%) and will vest on February 28, 2021 (50%).
(15)	Time-based long-term incentive units vested on February 13, 2019 (33.3%), and February 13, 2020 (33.3%) and will vest on February 13, 2021.

Mr. Stein elected to receive a percentage of his annual incentive bonus for 2019 in the form of unvested profits interest units (with a 25% premium value), in lieu of cash, under the Equity Election Program. Such profits interest units were not granted until February 2020 after Mr. Stein’s final 2019 annual incentive bonus amount was determined, and are therefore not reflected in the table above.

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Option Exercises and Stock Vested

The following table provides the number of shares of our Common Stock subject to equity awards, including long-term incentive units, which vested during 2019, and the value realized by our named executive officers on vesting.

	Stock Awards
	Number of Shares	Value
	Acquired on	Realized on
Name	Vesting (#)	Vesting ($)	(1)
A. William Stein, Chief Executive Officer	132,209	$15,171,024
Andrew P. Power, Chief Financial Officer	48,040	5,517,285
Gregory S. Wright, EVP, Chief Investment Officer	—	—
Corey Dyer, EVP, Global Sales & Marketing	—	—
Erich J. Sanchack, EVP, Operations	3,504	395,321
(1)	Value realized on vesting of long-term incentive units is calculated based on the per share closing market price of our Common Stock on the vesting dates of such units and assumes those units were exchanged for Common Stock and sold on that date.

Nonqualified Deferred Compensation

The following table provides certain information relating to the participation of our named executive officers in our Deferred Compensation Plan during 2019. Mr. Stein was the only named executive officer who participated in our Deferred Compensation Plan during 2019.

	Executive		Registrant	Aggregate	Aggregate	Aggregate
	contributions		contributions	earnings	withdrawals/	balance at last
	in last FY		in last FY	in last FY	distributions	FYE
Name	($)	(1)	($)	($)	($)	($)	(2)
A. William Stein	$—		$—	$912,738	$—	$5,912,179
Chief Executive Officer
(1)	Mr. Stein did not contribute to the Deferred Compensation Plan in 2019.
(2)	Includes $4,868,114 previously reported as compensation for Mr. Stein in the “Summary Compensation Table” for prior years.

Deferred Compensation Plan

We maintain the Digital Realty Trust, Inc. Deferred Compensation Plan (as amended, the Deferred Compensation Plan), under which eligible employees, including our named executive officers, are permitted to defer receipt of up to 100% of their base salary, bonus and/or commissions earned on or after January 1, 2014.

The amounts deferred under the Deferred Compensation Plan are deemed to be invested in investment alternatives chosen by the participant from a range of choices established by our Compensation Committee. The balances of participant accounts are adjusted to reflect the gains or losses that would have been obtained if the participant contributions had actually been invested in the applicable investment alternatives.

Participants may elect to defer the distribution of their account balances until the occurrence of a specified future date or event, including: (i) a future year specified by the participant, (ii) the participant’s termination of employment, (iii) the participant’s death or disability, or (iv) a change in control of the Company. Participants may also elect whether to receive distributions of their account balances in a single lump-sum amount or in annual installments to be paid over a period of two to ten years. In addition, if a participant elects to receive a distribution of his or her account balance upon a termination of employment, the participant may elect whether his or her distributions will be made or commence, as applicable, in the second through tenth calendar years following such termination of employment (a Post-Separation Election).

Payment of a participant’s account will be made or commence, as applicable, as follows: (i) in the case of a specified year, on the Company’s first regular payroll date to occur during the month of July (the Payment Date) of the year specified by the participant, (ii) in the case of a termination of employment, on the Payment Date occurring during the year immediately following such termination of employment or, if the participant has made a Post-Separation Election, on the Payment Date occurring during the second through tenth year (as applicable) following such termination of employment, (iii) in the case of death or disability, on the Payment Date occurring during the year immediately following such death or disability, as applicable, or (iv) in the case of a change in control of the Company, as soon

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as possible following the change in control. If a participant selects more than one distribution event, payments will be made or commence, as applicable, on the earliest selected distribution event to occur.

The Deferred Compensation Plan is administered by our Compensation Committee, which has the authority to appoint or delegate the administration of the plan to another individual or sub-committee. The Deferred Compensation Plan is an unfunded plan for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. A “rabbi trust” has been established to satisfy our obligations under the Deferred Compensation Plan.

Potential Payments upon Termination or Change in Control

Our named executive officers are entitled to full vesting of all equity awards (other than certain performance-based vesting equity awards that have not met their performance-based vesting requirement) held by them upon a qualifying termination of employment within one year following a change in control. Our named executive officers (other than Mr. Sanchack) are also entitled to severance payments upon qualifying terminations of employment pursuant to the terms of their Employment Agreements. Prior to January 25, 2020 (the date on which Mr. Sanchack’s Severance Agreement became effective), Mr. Sanchack was entitled to severance upon a qualifying termination of employment pursuant to the terms of his Employment Agreement. Commencing January 25, 2020, Mr. Sanchack became eligible for severance payments under the terms of his Severance Agreement.

Employment Agreements

Mr. Stein’s Employment Agreement provides that if he is terminated by us without “cause” or he resigns for “good reason” (each as defined in his Employment Agreement), then, subject to his execution and non-revocation of a general release of claims and his continued compliance with applicable restrictive covenants, he will become eligible for a lump-sum severance payment within 30 days after the date of such termination in an amount equal to the sum of (i) two times (or, if such termination occurs within twelve months after a change in control of the Company (as defined in the 2014 Plan), three times) the sum of (a) his then-current annual base salary plus (b) the average annual bonus earned by Mr. Stein during the three fiscal years preceding the year of termination (the average bonus), (ii) a prorated portion of his target annual bonus for the partial fiscal year in which the termination date occurs (the stub year bonus), and (iii) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, an amount equal to such unpaid bonus (if any), if determined, or the target bonus if bonuses have not yet been determined (in either case, the prior year bonus), if any.

The Employment Agreements of the other named executive officers each provide (or, for Mr. Sanchack provided) that if the applicable named executive officer’s employment is terminated by us without “cause” or by the named executive officer for “good reason” (each as defined in the respective Employment Agreement), then, subject to his execution and non-revocation of a general release of claims and his continued compliance with applicable restrictive covenants, he will be (or, for Mr. Sanchack, would have been) entitled to receive a lump-sum severance payment within 30 days after the date of such termination in an amount equal to the sum of (i) one times (or, if such termination occurs within twelve months after a “change in control” (as defined in the 2014 Plan) of the Company, two times) the sum of (a) his then-current annual base salary plus (b) his target annual bonus for the fiscal year in which the termination date occurs, (ii) the stub year bonus and (iii) the prior year bonus, if any.

In addition to the severance payments described above, each named executive officer will be (or, for Mr. Sanchack, would have been) (subject to his execution and non-revocation of a general release of claims and his continued compliance with applicable restrictive covenants) entitled to receive (i) Company-subsidized healthcare coverage for up to 18 months (for Mr. Stein) or 12 months (for the other named executive officers) following termination, (ii) outplacement services for 12 months following termination, (iii) for Messrs. Sanchak, Wright and Dyer, any outstanding equity-based awards that are held by such executive officer will be (or would have been) governed by the terms of the applicable award agreements (except that the restricted stock units and profits interest units awarded to Messrs. Wright and Dyer, respectively, in connection with the commencement of such executive officer’s employment with us in 2019 shall vest in full immediately prior to such termination), and (iv) for Messrs. Stein and Power, the vesting of any long-term incentive awards subject to vesting based on continued employment or lapse of time as follows: (a) for any such awards granted prior to 2017, full vesting of any such awards upon termination, and (b) for any such awards granted in 2017 or later, vesting of that number of time-based long-term incentive units that would have become vested during the 12-month period immediately following such termination (had the executive remained continuously employed through such period) unless such termination occurs within 12 months after a change in control of the Company (in which case such awards will vest in full). The vesting of any awards that are held by the named executive officers and subject to vesting based on the satisfaction of performance goals, including any performance-based long-term incentive units, will be governed (or, for Mr. Sanchack, would have been governed) by the terms of the applicable award agreement.

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Each Employment Agreement further provides (or, for Mr. Sanchack, provided) that upon a termination of employment due to the death or disability of the applicable named executive officer, he will become (or, for Mr. Sanchack, would have become) eligible for a lump-sum severance payment within 30 days after the date of such termination in an amount equal to the sum of (i) his then-current annual base salary, (ii) his target annual bonus for the year of termination, (iii) the stub year bonus and (iv) the prior year bonus, if any. In addition, all equity-based awards subject to vesting based solely on continued employment or the lapse of time held by the named executive officer (i) for Mr. Stein, will be subject to the severance provisions described above and (ii) for our other named executive officers, will become (or would have become, as applicable) vested immediately prior to the date of such termination. Any performance-vesting awards held by the named executive officer will (i) for Messrs. Sanchack and Dyer, be (or would have been, as applicable) subject to the severance provisions described above and (ii) for Messrs. Stein, Power and Wright, following the completion of the performance period, vest with respect to the total number of shares or units (as applicable) subject thereto that satisfy the applicable performance conditions (without pro ration based on length of service).

Messrs. Stein, Wright, Dyer and Power’s current Employment Agreements additionally provide that in the event of their retirement (as defined in the respective Employment Agreement), then, subject to their execution and non-revocation of a general release of claims and their continued compliance with applicable restrictive covenants, their will be entitled to receive (i) a lump-sum severance payment within 30 days after the date of such retirement in an amount equal to the sum of (x) the stub year bonus (except, for Mr. Stein, calculated using the average annual bonus earned for the three Company fiscal years immediately preceding the fiscal year in which such retirement occurs) plus (y) the prior year bonus, if any, and (ii) Company-subsidized healthcare coverage for up to 36 months following termination. These Employment Agreements (and Mr. Sanchack’s Severance Agreement) also provide that in the event of the applicable executive officer’s retirement, the executive officer will enter into a consulting agreement with us pursuant to which they will provide us with support on matters that would normally involve the position and role last held by the executive officer prior to such retirement, and litigation support and senior client relationship management services and, if they continue to provide services to us following their retirement their long-term incentive awards will continue to vest during such service period.

Each Employment Agreement provides that (or, with respect to Mr. Sanchack, provided), to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the named executive officer than receiving the full amount of such payments.

Severance Agreements

Mr.  Sanchack’s Severance Agreement, which became effective on January 25, 2020, provides that if his employment is terminated without cause or by Mr. Sanchack for good reason or in the event of his death or disability (each as defined in the Severance Agreement), then (subject to the terms and conditions of the Severance Agreement, his execution and non-revocation of a general release of claims and his continued compliance with applicable restrictive covenants), he will become eligible for a lump-sum severance payment within 60 days after the date of such termination in an amount equal to the sum of (i) one times (or, if such termination occurs sixty days before or two years after a change in control, two times) the sum of (a) his then-current annual base salary, plus (b) his target annual bonus for the fiscal year in which the termination date occurs, (ii) the stub year bonus, and (iii) the prior year bonus, if any. Mr. Sanchack will also be entitled to Company-subsidized healthcare coverage for up to twelve months following termination, as well as Company-paid outplacement services for twelve months following his termination.

Under the Severance Agreement, in the event of Mr. Sanchack’s retirement (as defined in his Severance Agreement), then, subject to his execution and non-revocation of a general release of claims and entering into a consulting agreement (as defined in his Severance Agreement) with the Company (pursuant to which he will provide support on matters that would normally involve his position and role and litigation support and senior client relationship management services to the Company), Mr. Sanchack will be entitled to receive Company-paid healthcare coverage for up to 12 months following retirement and his outstanding equity-based awards will continue to vest during the term of the consulting agreement.

The Severance Agreement provides that, to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the named executive officer than receiving the full amount of such payments.

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The following table sets forth estimates of the payments that would be made to our named executive officers in the event that a qualifying termination of employment and/or a change in control occurs, assuming that the triggering event took place on December 31, 2019.

					Without
	Without Cause or				Cause or for
	for Good Reason				Good Reason		Occurrence
	(without Change		Death or		(with Change		of Change
Name	in Control)	(1)	Disability	(2)	in Control)	(3)	in Control	(4)(5)	Retirement	(6)
A. William Stein, Chief Executive Officer(7)
Severance Payment	$8,187,911		$5,000,000		$11,281,866		$—		$2,093,955
Unvested Profits Interest Units(8)	24,719,984		37,426,413		21,842,971		14,646,836		—
Health Insurance	28,943		—		28,943		—		57,886
Andrew P. Power, Chief Financial Officer(7)
Severance Payment	2,100,000		2,100,000		3,450,000		—		—
Unvested Profits Interest Units(8)	7,629,840		12,816,131		7,208,348		3,815,395		—
Health Insurance	12,836		—		12,836		—		—
Gregory S. Wright, EVP, Chief Investment Officer(7)
Severance Payment	1,725,000		1,725,000		2,300,000		—		—
Unvested Restricted Stock Units(8)	4,719,911		4,719,911		4,719,911		—		—
Health Insurance	18,610		—		18,610		—		—
Corey Dyer, EVP, Global Sales & Marketing(7)
Severance Payment	1,200,000		1,200,000		2,000,000		—		—
Unvested Profits Interest Units(8)	1,731,442		2,813,052		1,668,098		—		—
Health Insurance	15,858		—		15,858		—		—
Erich J. Sanchack, EVP, Operations(7)(9)
Severance Payment	1,725,000		1,725,000		2,300,000		—		—
Unvested Profits Interest Units(8)	1,387,927		4,245,262		1,483,219		—		—
Health Insurance	19,295		—		19,925		—		—
(1)	Performance-based equity awards that are subject to completion of the applicable three-year performance period are reflected: (a) assuming achievement at the maximum level of the performance condition for each such award and (b) prorated for the portion of the three-year performance period completed as of December 31, 2019. Unvested time-based equity awards are subject to vesting as follows: (a) for awards granted prior to 2017, full vesting; (b) for awards granted in 2017 or later, vesting of that portion of the award that would have become vested in the 12 months after December 31, 2019; and (c) for new hire awards (for Messrs. Dyer and Wright), full vesting.
(2)	Performance-based equity awards that are subject to completion of the applicable three-year performance period are reflected assuming achievement at the maximum level of the performance condition for each such award. Unvested time-based equity awards will vest in full.
(3)	Performance-based equity awards that are subject to completion of the applicable three-year performance period are reflected assuming achievement at the actual level of the performance condition as of December 31, 2019 for each such award. Unvested time-based equity awards will vest in full.
(4)	The amounts payable that are reflected in this column with respect to the acceleration of each named executive officer’s equity awards, as applicable, will only be paid once upon the occurrence of a change in control and not again in the event of a subsequent termination of employment.
(5)	Performance-based equity awards that are subject to completion of the applicable three-year performance period are reflected assuming achievement at the actual level of the performance condition as of December 31, 2019 for each such award. Unvested time-based equity awards will not vest.
(6)	Mr. Stein’s Employment Agreement provides that he will enter into a consulting agreement with us, and while he continues to provide services to us following his retirement (whether as a member of the Board or as a consultant), his unvested equity awards will continue to vest during such service period according to the original vesting schedules.
(7)	Employment Agreements with each named executive officer also provide (or, for Mr. Sanchack, provided) for outplacement counseling services for a period of 12-months following a termination without cause or for good reason, which we estimate to be a cost of approximately $16,000 per executive officer.
(8)	The treatment of unvested equity awards is set forth in the Employment Agreements or equity award agreements, as applicable, with each of our named executive officers.
(9)	Mr. Sanchack’s employment agreement expired on January 25, 2020 and, as a result, he is no longer entitled to these payments. Mr. Sanchack’s Severance Agreement, which became effective on January 25, 2020, provides for payments in the event that a qualifying termination of employment and/or change in control occurs, as further described in “--Severance Agreements.”

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CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of our median employee to the annual total compensation of Mr. Stein, our Chief Executive Officer. We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements of Item 402(u) of Regulation S-K.

For 2019, our last completed fiscal year:

•	the annual total compensation of the employee who represents our median compensated employee (excluding, from such determination, our Chief Executive Officer) was $157,229.85; and
•	the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table above, was $12,337,700.

Based on this information, for 2019, the annual total compensation of our Chief Executive Officer was approximately 78 times the annual total compensation of our median employee (excluding, from such determination, our Chief Executive Officer).

Determining the Median Employee

Employee Population

The Company used our employee population data as of December 31, 2019 as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 1,569 individuals, with approximately 74% of these individuals located in the United States. Our employee workforce for purposes of our pay ratio calculation consists of full- and part-time employees.

Methodology for Determining Our Median Employee

To identify the median employee from our employee population, we used total cash plus equity compensation (as reflected in our payroll and HR system records) paid or earned during 2019. In identifying the median employee, we annualized base pay of all permanent employees who were new hires in 2019 or on leave of absence or furlough in 2019 and we did not make any cost-of-living adjustments.

Earnings of our employees outside the U.S. were converted to U.S. dollars using exchange rates as of December 31, 2019.

The employee used for purposes of calculating the ratio of the annual total compensation of the employee who represents our median compensated employee (excluding, from such determination, our CEO) to the annual total compensation of our CEO is a full-time employee located in the United States.

Compensation Measure and Annual Total Compensation of Median Employee

With respect to the annual total compensation of the employee who represents our median compensated employee, we calculated such employee’s compensation for 2019 in accordance with the requirements of Item 402(c)(2) (x) of Regulation S-K.

Annual Total Compensation of CEO

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2019 in our Summary Compensation Table included in this Proxy Statement.

2020 Compensation

In February 2020, the Compensation Committee approved the following components of 2020 compensation for our named executive officers:

2020 Salary and Bonus Levels

		Annual Bonus as a % of 2020 Salary
Name	2020 Salary	Threshold	Target	Maximum
A. William Stein	$1,000,000	100%	200%	400%
Andrew P. Power	625,000	62.5%	125%	250%
Gregory S. Wright	600,000	62.5%	125%	250%
Corey Dyer	425,000	50%	100%	200%
Erich J. Sanchack	470,000	50%	100%	200%

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2020 Long-Term Incentive Transaction Awards

On February 19, 2020, our named executive officers were granted one-time awards of performance-based Class D Units or performance-based RSUs (as applicable), subject to attainment of performance metrics related to successful integration of the InterXion combination, and our named executive officers (other than Mr. Stein) were granted onetime awards of time-based profits interest units in the Operating Partnership or time-based RSUs (as applicable), subject to the closing of the InterXion combination (collectively, the awards). Mr. Stein’s award consisted solely of performance-based Class D Units. The awards granted to Messrs. Power, Sanchack and Wright consisted of performance-based Class D Units and time-based profits interest units, and the awards granted to Mr. Dyer consisted of performance-based RSUs and time-based RSUs. The awards were granted under the 2014 Plan and the material terms and conditions are described below.

Performance-Based Awards

Pursuant to the awards of Class D Units and performance-based RSUs, each executive officer is eligible to vest in a number of Class D Units or RSUs (as applicable) ranging from 0% to 100% of the total “base” Class D Units or total RSUs (as applicable) granted based on the attainment (measured in installments at various measurement dates) of specified performance metrics during the three-year period commencing on the date on which the InterXion combination closed or, if earlier, ending on the date on which a change in control occurs (the Integration Performance Period), subject to the executive officer’s continued service through the conclusion of the Integration Performance Period.

With respect to the Class D Unit awards, an additional number of Class D Units subject to the award (distribution equivalent units) having a value equal to the dividends that would have been paid during the Integration Performance Period on the shares of common stock corresponding to the base Class D Units that become performance vested (less any actual distributions made with respect to such units) will vest in full as of the completion of the Integration Performance Period.

Mr. Dyer’s performance-based RSUs were granted in tandem with corresponding dividend equivalents entitling him to receive payments equal to the dividends paid on the shares of Common Stock underlying the performance-vested RSUs. Payments in respect of such dividend equivalents will be made following the applicable dividend payment date, but no earlier than the date on which the applicable RSU becomes performance-vested.

Any Class D Units (and corresponding distribution equivalent units) and RSUs that performance-vest will become fully vested upon the completion of the Integration Performance Period, subject to the executive officer’s continued service through the completion of such period.

The Class D Units and performance-based RSUs will be subject to accelerated vesting as set forth in the applicable award agreement. Upon the applicable executive officer’s termination for any reason, any Class D Units or performance-based RSUs (as applicable) that have not become fully vested as of the date of such termination (after taking into account any accelerated vesting that occurs in connection with such termination) will be forfeited without payment.

The number of “base” Class D Units or performance-based RSUs (for Mr. Dyer) granted to the named executive officers are set forth in the table below.

Named Executive	Number of Class D Units or
Officer	Performance-Based RSUs	Award Value
A. William Stein	14,467	$2,000,000
Andrew P. Power	10,170	$1,406,000
Gregory S. Wright	8,680	$1,200,000
Corey Dyer	6,148	$850,000
Erich J. Sanchack	6,799	$940,000

Time-Based Awards

The awards of time-based profits interest units and RSUs are eligible to vest as follows, subject to the executive officer’s continued service through each applicable vesting date: 50% of such award on the first anniversary of the closing date of the InterXion combination and 50% of such award on the second anniversary of such date.

The profits interest units and time-based RSUs will be subject to accelerated vesting as set forth in the applicable award agreement. Upon the applicable executive officer’s termination for any reason, any profits interest units or RSUs (as applicable) that have not become vested as of the date of such termination (after taking into account any accelerated vesting that occurs in connection with such termination) will be forfeited without payment.

The number of profits interest units or time-based RSUs (for Mr. Dyer) granted to the named executive officers are set forth in the table below.

Named Executive	Total Time-Based Profits
Officer	Interest Units or RSUs	Award Value
Andrew P. Power	4,719	$625,000
Gregory S. Wright	4,531	$600,000
Corey Dyer	3,209	$425,000
Erich J. Sanchack	3,549	$470,000

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Director Compensation

We use a combination of cash and equity-based incentive compensation to attract and retain qualified non-employee directors to serve on our Board. In setting non-employee director compensation, we consider the significant amount of time that directors spend in fulfilling their duties to our Company as well as the skill level we require of members of our Board.

Cash Compensation

The following tables show the annual cash retainers and Board committee fees for our non-employee directors under our director compensation program.

Annual Cash Retainers for Non-Employee Directors	Annual Fee
Board Member	$ 85,000
Chairman of the Board(1)	$ 50,000
(1)	In addition to the annual cash base retainer.

Annual Fee
Board Committee Fees	Chairperson	Member
Audit Committee	$ 30,000	$ 15,000
Compensation Committee	$ 30,000	$ 15,000
Nominating and Corporate Governance Committee	$ 25,000	$ 15,000

Director Election Program

On November 12, 2018, the Board adopted a program pursuant to which non-employee directors may elect to receive all or a portion of their cash retainers and director fees otherwise payable in cash in any combination of (i) cash or (ii) fully-vested profits interest units of our Operating Partnership, having a value (based on the Company’s closing share price on the date of grant) equal to 100% of the cash retainer and director fee amounts subject to the election. Under this program, the following non-employee directors elected to receive fully-vested profits interest units in lieu of their 2019 cash retainers.

	Percent of	Profits Interest
Director	Annual Fee	Units (#)
Laurence A. Chapman	100%	1,175
Michael A. Coke	100%	849
William G. LaPerch	100%	920
Dennis E. Singleton	100%	962

Equity Compensation

On November 12, 2018, in connection with the changes to our director compensation program, the Board increased the annual equity award amount for non-employee directors from $145,000 to $165,000, effective as of the same date. The Company’s 2014 Plan currently provides for formulaic grants of long-term incentive units to non-employee directors as follows:

•	Pro Rata Grant. Each person who first becomes a non-employee director on a date other than the date of an annual meeting of stockholders will, on the date of such person first becoming a non-employee director, be granted a number of long-term incentive units equal to the product of (A) the quotient obtained by dividing (x) $165,000 by (y) the fair market value of a share of Common Stock on such date, multiplied by (B) the quotient obtained by dividing (x) 12 minus the number of months that have elapsed since

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the immediately preceding annual meeting of stockholders by (y) 12. In addition to the foregoing pro-rata grant, if applicable, each person who first becomes the Chairman of the Board on a date other than the date of an annual meeting of stockholders will, on the date of such person first becoming the Chairman of the Board, be granted a number of long-term incentive units equal to the product of (A) the quotient obtained by dividing (x) $100,000 by (y) the fair market value of a share of Common Stock on such date, multiplied by (B) the quotient obtained by dividing (x) 12 minus the number of whole months that have elapsed since the immediately preceding annual meeting of stockholders by (y) 12. The awards will vest in full on the earlier of (i) the first anniversary of the date of grant, or (ii) the day before the date of the next annual meeting of stockholders following the date of grant, subject to the director’s continued service with the Company until the applicable vesting date.
•	Annual Grant. Each person who first becomes a non-employee director at an annual meeting of stockholders and each person who otherwise continues to be a non-employee director immediately following such annual meeting will, on the date of such annual meeting, be granted a number of long-term incentive units equal to the quotient obtained by dividing (x) $165,000 by (y) the fair market value of a share of Common Stock on the date of such annual meeting. In addition to the foregoing annual grant, each person who first becomes Chairman of the Board at an annual meeting of stockholders or such person who otherwise continues to be the Chairman of the Board immediately following such annual meeting as applicable will, on the date of such annual meeting, be granted a number of long-term incentive units equal to the quotient obtained by dividing (x) $100,000 by (y) the fair market value of a share of Common Stock on the date of such annual meeting. A director who is also an employee who subsequently incurs a termination of employment and remains on the Board will not receive a pro-rata grant, but, to the extent such director is otherwise eligible, will receive annual grants after such termination of his status as an employee. The awards will vest in full on the earlier of (i) the first anniversary of the date of grant, or (ii) the day before the date of the next annual meeting of stockholders following the date of grant, subject to the director’s continued service with the Company until the applicable vesting date.

Each non-employee director may elect in advance to receive in lieu of his or her annual long-term incentive unit award an equivalent number of shares in the form of restricted stock, subject to the same vesting schedule as described for the pro rata grant and annual grant of long-term incentive units. If a non-employee director does not qualify as an “accredited investor” within the meaning of Regulation D of the Securities Act on the date of any grant of long-term incentive units to such director, then the director will not receive such grant of long-term incentive units, and in lieu thereof will automatically be granted an equivalent number of shares in the form of restricted stock, subject to the same vesting schedule as described for the pro rata grant and annual grant of long-term incentive units.

Subject to certain limitations, our directors may make contributions to eligible charitable organizations and, under our Matching Gifts Program, the Company will match the contributions up to $5,000 for each director.

The table below summarizes the compensation we paid to our non-employee directors during the year ended December 31, 2019:

	Fees Earned		Stock		All Other
	or Paid in		Awards		Compensation		Total
Name	Cash ($)	(1)	($)	(2)(3)	($)	(7)	($)
Laurence A. Chapman	$1,342	(4)	$405,069	(5)	$5,000		$406,411
Michael A. Coke	1,342	(4)	266,334	(5)	—		267,676
Kevin J. Kennedy	116,321		164,911		—		281,232
William G. LaPerch	1,342	(4)	274,686	(5)	—		276,028
Afshin Mohebbi	116,342		164,911		—		281,253
Mark R. Patterson	116,342		164,911		—		281,253
Mary Hogan Preusse	87,582		164,911		5,000		281,243
Dennis E. Singleton(6)	1,342	(4)	279,697	(5)	—		281,039
(1)	As of December 31, 2019, the members of the Audit Committee were Messrs. Mohebbi (Chair), Coke and Patterson, the members of the Compensation Committee were Messrs. Kennedy (Chair), Patterson and Singleton and Ms. Hogan Preusse and the members of the Nominating and Corporate Governance Committee were Messrs. LaPerch (Chair), Coke and Singleton and Ms. Hogan Preusse.
(2)	The amounts in this column represent the full grant date fair value of long-term incentive units granted during 2019 in accordance with ASC Topic 718. For additional information on the valuation assumptions for 2019, refer to Note 15 to the Company’s and Operating Partnership’s consolidated financial statements for the fiscal year ended December 31, 2019, included in the Company’s and Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2019.
(3)	The aggregate number of vested long-term incentive units outstanding at December 31, 2019 for each of our non-employee directors is set forth in the table below:

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Laurence A. Chapman	5,877
Michael A. Coke	4,538
Kevin J. Kennedy	9,004
William G. LaPerch	12,524
Afshin Mohebbi	5,236
Mark R. Patterson	5,318
Mary Hogan Preusse	4,166
Dennis E. Singleton	30,136
(4)	Pro rata cash payment for the period of November 12 - December 31, 2018 (reflecting an increase to Board cash retainer) paid on February 21, 2019.
(5)	The amounts shown in this column include the value associated with the directors' election to receive fully-vested profits interest units in lieu of their 2019 cash retainers, under the Director Equity Election Program.
(6)	Under our Corporate Governance Guidelines, no director may stand for election to the Board beginning in the calendar year in which such director has his or her 76th birthday. Mr. Singleton will have his 76th birthday this year and, accordingly, is not standing for re-election as a director at the 2020 Annual Meeting and his membership on the Board will expire immediately prior to the 2020 Annual Meeting.
(7)	The amounts in this column include contributions made to eligible charitable organizations under our Matching Gifts Program.

Stock Ownership Guidelines

The Company maintains Stock Ownership Guidelines for the Board and certain executive officers of the Company, as described below:

Executive officers and directors subject to the Stock Ownership Guidelines are required to meet the applicable ownership levels within five years after first becoming subject to the Stock Ownership Guidelines.

Anti-Hedging and Anti-Pledging Policy

Executive officers and members of the Board may not directly or indirectly engage in capital transactions intended to hedge or offset the market value of Company stock owned by them. Pledging the Company’s securities as collateral to secure loans is also prohibited, unless approved in advance in writing by the Company’s Securities Compliance Office. All of our executive officers and members of the Board are in compliance with this policy.

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Compensation Risk Assessment

The Company believes that our compensation policies and practices appropriately balance near-term performance with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking. In November 2019 and February 2020, the Company’s management conducted an extensive review of the design and operation of our compensation program and its findings were presented to the Compensation Committee and the Board. The review included an assessment of the level of risk associated with the various elements of compensation. Based on this review and assessment, the Company believes that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Equity Compensation Plans

The following table provides information with respect to shares of our Common Stock that may be issued under our existing equity compensation plans as of December 31, 2019.

	(a)	(b)	(c)		(d)
Number of shares
			of Restricted Stock		Number of securities
			Units and Common		remaining available
			Stock issuable upon		for future issuance
	Number of shares		redemption of		under equity
	of Common Stock		outstanding long-term		compensation plans
	to be issued	Weighted-average	incentive units,		(excluding securities
	upon exercise of	exercise price of	Class C Units and		reflected in column
	outstanding options	outstanding options	Class D Units	(1)	(a) and (c))	(2)
Plan Category
Equity compensation plans approved by stockholders(3)	N/A	$ N/A	3,179,944		15,334,318
Equity compensation plans not approved by stockholders	N/A	N/A	N/A		N/A
(1)	The number of unvested full-value awards is 706,723. Full-value awards are comprised of restricted stock units and long-term incentive units.
(2)	Includes shares available for future grants of stock options, restricted stock units and other stock-based awards and shares issuable upon redemption of long-term incentive units available to be granted under the 2014 Plan.
(3)	Consists of our 2014 Plan, our First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as amended, and Employee Stock Purchase Plan (ESPP). As of December 31, 2019, there were 8,271,958 shares available for issuance under the ESPP and 366,600 shares subject to purchase during the purchase period that included December 31, 2019. The number of shares available for issuance under the ESPP will automatically increase on the first day of each calendar year (ending with 2025) in an amount equal to the lesser of (i) one percent (1%) of the shares outstanding on the last day of the immediately preceding fiscal year, and (ii) such smaller number as determined by the Board.

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ITEM 3.	Advisory Vote on the Compensation of Named Executive Officers (Say-on-Pay)

Background

We are asking stockholders to vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of our named executive officers as reported in this Proxy Statement (a say-on-pay vote).

Following our 2017 Annual Meeting of Stockholders, at which the majority of the votes cast by our stockholders was in favor of holding a say-on-pay vote every year, the Board determined that we will hold a non-binding, advisory vote on the compensation of our named executive officers every year, unless the Board subsequently modifies its policy.

Summary

At our 2019 Annual Meeting of Stockholders, our stockholders overwhelmingly approved the compensation of our named executive officers, with 95.7% of the votes cast in favor of the say-on-pay proposal. We believe this affirms our stockholders’ support of our approach to executive compensation.

As described more fully in the Compensation Discussion and Analysis, or CD&A, section of this Proxy Statement, the compensation program for our named executive officers is designed to attract, retain and motivate experienced and talented executives who can help achieve the short-term and long-term performance goals of the Company designed to maximize stockholder value. The program seeks to align a significant portion of executive compensation with our performance on a short-term and long-term basis through a combination of annual base salaries, annual incentives through cash or, at the applicable executive officer’s election, equity-based bonuses and long-term incentives through equity-based compensation. The annual incentive payout for each named executive officer is based on the achievement of core FFO per share, revenue, profitability and individual goals established by the Compensation Committee, and each named executive officer’s annual incentive bonus opportunity provides for threshold, target and maximum bonus amounts, expressed as a percentage of base salary. Long-term incentive awards include grants of long-term incentive units in our Operating Partnership and restricted stock units intended to encourage actions to maximize stockholder value. We urge our stockholders to review the CD&A section of this Proxy Statement and compensation tables for more information.

We emphasize pay-for-performance. Our compensation philosophy is to pay for performance, support our business strategies, and offer competitive compensation arrangements. In the CD&A, we have provided stockholders with a description of our compensation programs, including the philosophy and strategy underpinning the programs, the individual elements of the programs, and how our programs are administered.

In the past few years, the Company has been focused on growing our operations organically and through strategic acquisitions, as well as through improved leasing, asset management and marketing activities, improving our balance sheet, strategically accessing the capital markets and focusing on our organizational development. More recently, the Company has focused on its product strategy, investing in strategic initiatives to complement its existing portfolio in order to attract a wider base of customers, and organizational structuring to support these new strategies and initiatives as well as the continued growth of the Company. Accomplishments in the year ended December 31, 2019 are described above in the CD&A under the heading “Pay for Performance.” In 2019, the core FFO goal was achieved between the target and maximum levels. The revenue goals for 2019, which were comprised of rental revenues and interconnection and annualized bookings metrics, were achieved at below the target levels. The operational objective of Adjusted EBITDA margin was achieved above the maximum level. As such, annual incentive bonuses earned by our named executive officers in 2019 ranged from 114% to 134% of their respective target bonuses (without taking into account the Equity Election Program in which Mr. Stein elected to participate).

See “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—Annual Incentive Compensation—Equity in Lieu of Annual Cash Bonuses” for more information.

We believe that our compensation programs are strongly aligned with the long-term interests of our stockholders. We believe that equity awards serve to align the interests of our named executive officers with those of our stockholders by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program, with long-term incentive awards ranging between 56% and 74% of our named executive officers’ total

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compensation in 2019. The performance-based long-term incentive awards granted to our named executive officers in 2019 are subject to performance vesting based on total stockholder return relative to the MSCI US REIT Index (RMS) over a three-year measurement period and are subject to further time vesting over a one-year period following the conclusion of the measurement period.

We are committed to strong governance standards with respect to our compensation program, procedures and practices. Pursuant to our commitment to strong governance standards, the Compensation Committee is comprised solely of independent directors. The Compensation Committee retained Semler Brossy as independent compensation consultant to provide it with advice and guidance on our executive compensation program design and to evaluate our executive compensation program. The Compensation Committee oversees and periodically assesses the risks associated with our compensation policies and practices company-wide to determine whether such policies and practices encourage unnecessary or excessive risk taking. Key 2019 actions and decisions are described above in the CD&A under the heading “Good Governance.”

We provide competitive pay opportunities. The Compensation Committee consistently reviews our executive compensation program to ensure that it provides competitive pay opportunities. Our compensation programs consist of elements designed to complement each other and reward achievement of short-term and long-term objectives tied to our performance through association with an operating metric. We have chosen the selected metrics to align employee compensation, including compensation for the executive officers named in the Summary Compensation Table of this Proxy Statement, to our business strategy.

Recommendation

The Board believes that the information provided above and within the CD&A section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

In accordance with Section 14A of the Exchange Act and the Board’s determination to hold a say-on-pay vote on an annual basis, and as a matter of good corporate governance, we are asking stockholders to approve, on a non-binding, advisory basis, the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion of this Proxy Statement, is hereby approved, on a non-binding, advisory basis, by the stockholders of the Company.”

This advisory resolution is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program. Unless the Board modifies its policy on the frequency of future say-on-pay votes following this year’s vote, the next say-on-pay vote will be held at the 2021 Annual Meeting of Stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting for the adoption of this resolution is required to approve, on a non-binding, advisory basis, the compensation of the named executive officers disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act and the Exchange Act.

Our Board of Directors recommends a vote “FOR” the adoption of this resolution approving, on a non-binding, advisory basis, the compensation of the named executive officers disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act and the Exchange Act.

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Certain Relationships and Related Party Transactions

Review, Approval or Ratification of Transactions with Related Persons

Our Board or the appropriate committee of the Board reviews material transactions between us, the Operating Partnership and any of our directors or executive officers. Our Code of Business Conduct and Ethics and Corporate Governance Guidelines provide that each executive officer and director report conflicts of interest to the General Counsel or the Chairman of the Board, as applicable. Directors are also subject to the conflict provisions set forth in our Corporate Governance Guidelines. The Board or the appropriate committee of our Board will resolve all conflicts of interest involving officers or directors. The Board or the appropriate committee of the Board may waive provisions of our Code of Business Conduct and Ethics with respect to executive officers and directors. Any such waivers will be disclosed to our stockholders to the extent required by applicable laws and regulations. We intend to disclose on our website at www.digitalrealty.com any amendment to, or waiver of, any provision of our Code of Business Conduct and Ethics applicable to our directors and executive officers required to be disclosed under the rules of the SEC and NYSE.

Indemnification Agreements

We have entered into indemnification agreements with all of our named executive officers and other executive officers and with each of our directors that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that, subject to certain exceptions, if a director or executive officer is a party or is threatened to be made a party to any proceeding, other than a proceeding by or in the right of our Company, by reason of such director’s or executive officer’s status as a director, officer or employee of our Company, we must indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf.

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Annual Report on Form 10-K

Stockholders may obtain without charge a copy of the Company’s and the Operating Partnership’s Annual Report on Form 10-K, including the financial statements and financial statement schedules, required to be filed with the SEC pursuant to the Exchange Act for the fiscal year ended December 31, 2019, by downloading the report from the Investors section of the Company’s website at www. digitalrealty.com, from the Company’s e-proxy website at http://www.proxyvote.com or by writing to Investor Relations, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111.

Other Matters

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2021 Annual Meeting. To be eligible for inclusion in our 2021 proxy statement, your proposal must be received in writing not later than December 30, 2020 and must otherwise comply with Rule 14a-8 under the Exchange Act. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

Our Bylaws also provide a proxy access right permitting a group of up to 20 stockholders who have beneficially owned 3% or more of the Company’s Common Stock continuously for at least 3 years to submit director nominations via the Company’s proxy materials for up to 20% of the directors then serving.

In addition, our Bylaws contain an advance notice provision with respect to matters to be brought before an annual meeting, including director nominations, whether or not included in our proxy statement. If you would like to nominate a director or bring any other business before the stockholders at the 2021 Annual Meeting, you must comply with the procedures contained in our Bylaws, including notifying us in writing in a timely manner, and such business must otherwise be a proper matter for action by our stockholders.

To be timely under our Bylaws, the notice must be delivered to our Secretary at Four Embarcadero Center, Suite 3200, San Francisco, California 94111, the Company’s principal executive office:

•	not earlier than November 30, 2020, and
•	not later than 5:00 p.m., Pacific Time, on December 30, 2020.

In the event that the date of the 2021 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2020 Annual Meeting, to be timely, notice must be delivered:

•	not earlier than the 150th day prior to the date of the meeting, and
•	not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the meeting, as originally convened, or the 10th day following the date of the first public announcement of the meeting.

If we have not received notice of a stockholder proposal or nomination within the time period specified above, the persons entitled to vote the proxies solicited by our proxy statement will have the ability to vote on such matters in their discretion pursuant to Rule 14a-4(c)(1) and Rule 14a-5(e)(2) under the Exchange Act.

Our Bylaws provide that nominations of individuals for election to the Board and the proposal of business to be considered by our stockholders may be made at an annual meeting pursuant to our notice of meeting, by or at the direction of the Board or by any stockholder of the Company who was a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice provided for in our Bylaws and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who complied with the notice, information and consent procedures set forth in our Bylaws. To nominate a director, the stockholder must provide the information required by our Bylaws in a timely manner as required in our Bylaws.

You may write to our Secretary at our principal executive office, Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, to deliver the notices discussed above and for a copy of the Bylaws.

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Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker, direct your written request to Investor Relations, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, or contact Investor Relations by telephone at (415) 738-6500. Upon written or oral request to Investor Relations, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, or by telephone at (415) 738-6500 from a stockholder at a shared address to which a single copy of the proxy materials was delivered, we will promptly deliver a separate copy of the proxy materials to such requesting stockholder. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should contact their broker.

By Order of Our Board of Directors,

Joshua A. Mills

Secretary

April 29, 2020

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Appendix

Non-GAAP Financial Measures

Funds From Operations: FFO represents net income (loss) (computed in accordance with U.S. GAAP), excluding gains (or losses) from real estate transactions, non-controlling interests share of gain on sale of property, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures.

Core FFO: Core FFO for the year ended December 31, 2019 excluded approximately $53.7 million of termination fees and other non-core revenues and approximately $58.5 million of gain on contribution to unconsolidated joint venture, net of related tax, and included $39.2 million in loss from early extinguishment of debt, approximately $27.9 million of transaction and integration expenses, $11.8 million of issuance costs associated with redeemed preferred stock, $3.4 million in severance, equity acceleration and legal expenses, $18.1 million of loss on foreign exchange revaluation, and $10.6 million of other non-core expense adjustments.

Adjusted EBITDA: Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on deconsolidation, gain on disposition of properties, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. EBITDA is earnings before interest, loss from early extinguishment of debt, income taxes, depreciation and amortization.

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JOHN J. STEWART
FOUR EMBARCADERO CENTER
SUITE 3200
SAN FRANCISCO, CA 94111

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 7, 2020 for shares held directly and by 11:59 p.m. Eastern Time on June 3, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 7, 2020 for shares held directly and by 11:59 p.m. Eastern Time on June 3, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D16481-P39623

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIGITAL REALTY TRUST, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Laurence A. Chapman	☐	☐	☐
1b. Alexis Black Bjorlin	☐	☐	☐
1c. Michael A. Coke	☐	☐	☐
1d. VeraLinn Jamieson	☐	☐	☐
1e. Kevin J. Kennedy	☐	☐	☐
1f. William G. LaPerch	☐	☐	☐
1g. Jean F.H.P. Mandeville	☐	☐	☐
1h. Afshin Mohebbi	☐	☐	☐
1i. Mark R. Patterson	☐	☐	☐
1j. Mary Hogan Preusse	☐	☐	☐
1k. A. William Stein	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D16482-P39623

DIGITAL REALTY TRUST, INC.
Annual Meeting of Stockholders
June 8, 2020 9:30 AM PDT
This proxy is solicited by the Board of Directors

The undersigned, as record holder of the shares of common stock of Digital Realty Trust, Inc., a Maryland corporation, described on the reverse side, hereby appoints A. William Stein and Andrew P. Power, and each of them, as Proxies of the undersigned with the full power of substitution, to attend the 2020 Annual Meeting of Stockholders to be held on Monday, June 8, 2020, at 9:30 a.m., local time, at 4 Embarcadero Center, Third Floor, Promenade Level Conference Center (Hopkins Room), San Francisco, CA 94111, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of 2020 Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" EACH OF PROPOSALS 2 AND 3 AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side